UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Usio, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2025 Annual Shareholders’ Meeting and Proxy Statement	Wednesday, June 10, 2025 at 10 a.m. CDT

Usio's Offices

3611 Paesanos Parkway, Suite 300,

San Antonio, Texas 78231

and via webcast*

3611 Paesanos Parkway, Suite 300

San Antonio, TX 78231

(210) 249-4100

April 29, 2025

Dear Fellow Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Usio. Inc. The meeting will be held at 10 a.m. local time on Tuesday, June 10, 2025, at Usio’s offices located at 3611 Paesanos Parkway, Suite 300, San Antonio, Texas 78231. Stockholders will also be able to participate in the meeting online, vote shares electronically and submit questions during the meeting. In order to participate in the Annual Meeting online, Stockholders must register by sending an email to ir@usio.com or by calling (210) 249-4050 by 12 p.m. CDT on June 9, 2025, and provide certain documentation to indicate that they are a Stockholder.

The formal Notice of the 2025 Annual Meeting and Proxy Statement has been made a part of this invitation.

Whether or not you attend the Annual Meeting, it is important that your shares are represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting:  The Proxy Statement, form of proxy, Annual Report on Form 10-K for the year ended December 31, 2024 and related materials are available at www.proxyvote.com, by using the QR codes at the end of this document, or by contacting our Investor Relations department through email at ir@usio.com.

The Board of Directors and our Company management look forward to seeing you at the Annual Meeting. Thank you.

Louis A. Hoch	Elizabeth Michelle Miller	Ernesto R. Beyer	Blaise C. Bender	Bradley Rollins

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to be held June 10, 2025:

This proxy statement, the form of proxy card and our Annual Report on Form 10-K for the year ended December 31, 2024, are available at proxyvote.com, which does not have “cookies” that identify visitors to the site.

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, June 10, 2025, 10:00 a.m., Central Daylight Time

Usio’s Offices

3611 Paesanos Parkway, Suite 300

San Antonio, TX 78231

We are pleased to invite you to join our Board of Directors, senior leadership, and other Stockholders for our 2025 Annual Meeting of Usio, Inc. Stockholders. The meeting will be held at our offices, located at 3611 Paesanos Parkway, Suite 300, San Antonio, TX 78231, at 10:00 a.m. local time on Tuesday, June 10, 2025. In order to participate in the Annual Meeting online, Stockholders must register by sending an email to ir@usio.com or by calling (210) 249-4050 by 12 p.m. CDT on June 9, 2025, and provide certain documentation to indicate that they are a Stockholder. The purposes of the meeting are:

●	To elect one Class II Director, Elizabeth Michelle Miller, to serve until the 2028 Annual Meeting of Stockholders;

●	To consider and vote on whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended December 31, 2024;

●	To consider and vote on whether to approve the Usio, Inc. 2025 Comprehensive Equity Incentive Plan;

●	To ratify the appointment of Pannell Kerr Forster of Texas, P.C. as our independent registered public accounting firm for the year ending December 31, 2025; and

●	To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors has set April 21, 2025, as the record date for the Annual Meeting. This means that only Stockholders of record of Usio as of the close of business on that date are entitled to receive notice of the meeting and vote at the meeting and any adjournment or postponement of the meeting.

For ten days prior to the Annual Meeting, a complete list of Stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 3611 Paesanos Parkway, Suite 300, San Antonio, TX 78231. This Proxy Statement, form of proxy and our Annual Report for the year ended December 31, 2024, are available online at www.proxyvote.com, www.usio.com/proxy and www.usio.com/10k or by using the QR codes at the end of this document. You can also access these materials by contacting our Investor Relations Department by email at ir@usio.com .

By Order of the Board of Directors,

Louis A. Hoch President and Chief Executive Officer

Your Vote is important to us. Regardless of whether you plan to attend, we urge all Stockholders to vote on the matters described in the accompanying Proxy Statement. We hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card. This will not limit your rights to attend or vote at the Annual Meeting.

PROXY SUMMARY

General Voting and Meeting Information

In accordance with Securities and Exchange Commission (the “SEC”) rules, instead of mailing a printed copy of our Proxy Statement, annual report and other materials relating to the Annual Meeting to stockholders, we intend to mail a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which advises that the proxy materials are available on the Internet to stockholders. We intend to commence distribution of the Notice of Internet Availability on or about April 30, 2025. Stockholders receiving a Notice of Internet Availability by mail will not receive a printed copy of proxy materials unless they so request. Instead, the Notice of Internet Availability will instruct stockholders as to how they may access and review proxy materials on the Internet. Stockholders who receive a Notice of Internet Availability by mail who prefer to receive a printed copy of our proxy materials, including a proxy card or voting instruction card, should follow the instructions for requesting these materials included in the Notice of Internet Availability. Please note that, although our proxy materials are available on our website, no other information contained on the website is incorporated by reference in or considered to be a part of this Proxy Statement.

Voting Methods

Even if you plan to attend the Annual Meeting in person, please vote as soon as possible by using one of the following advance voting methods. Make sure to have your notice card, proxy card or voting instruction form in hand and to follow the instructions.

You can vote in advance through one of three ways:

Via the Internet* – Visit the website listed on your notice card, proxy card or voting instruction form.

By Telephone* – Call the telephone number listed on your notice card, proxy card or voting instruction form.

By Mail – If you are a shareholder of record and have received a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions in the notice. Then sign, date, and return your proxy card/voting instruction form in the enclosed envelope.

*

If you are a beneficial owner you may vote via the Telephone or Internet if your bank, broker, or other nominee makes those methods available, in which case they will include the instructions with the proxy materials. If you are a shareholder of record, Usio will include instructions on how to vote via Internet or Telephone directly on your notice or proxy voting card.

Voting at the Annual Meeting

Stockholders of record may vote at the Annual Meeting. Beneficial owners may vote in person if they have a legal proxy. Even if you plan to attend the Annual Meeting in person or by webcast, we strongly recommend that you submit your proxy or voting instructions or vote by Telephone or the Internet prior to the meeting so that your vote will be counted, if you later decide not to attend the Annual Meeting.

Voting Matters and Board Recommendations

Shareholders are being asked to vote on the following matters at the 2025 Annual Meeting:	Recommendation
PROPOSAL 1 - Election of Director	FOR

Election of one Class II Director, Elizabeth Michelle Miller, to serve until the 2028 Annual Meeting of Stockholders. The Board believes that the nominee’s knowledge, skills, and abilities will positively contribute to the function of the Board as a whole. Accordingly, your proxy holder will vote your shares FOR the election of the Board’s nominee, unless you instruct otherwise.

PROPOSAL 2 - Advisory Vote to Approve Executive Compensation	FOR

The Say-on-Pay Proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended December 31, 2024. The Company has designed its compensation programs to reward and motivate employees to continue to grow the Company. The Board of Directors takes stockholder views seriously and will take into account the advisory vote in future executive compensation decisions. Accordingly, your proxy holder will vote your shares FOR the approval of the executive compensation paid to our Named Executive Officers, unless you instruct otherwise.

PROPOSAL 3 - Approval of the Usio, Inc. 2025 Comprehensive Equity Incentive Plan	FOR

The purpose of the Usio, Inc. 2025 Comprehensive Equity Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility by providing additional incentive to employees, directors and consultants to promote the success of the Company’s business. Accordingly, your proxy holder will vote your shares FOR the approval of the Usio, Inc. 2025 Comprehensive Incentive Plan, unless you instruct otherwise.

PROPOSAL 4 - Ratification of Independent Registered Public Accounting Firm	FOR

Pannell Kerr Forster of Texas, P.C., has been appointed as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The Audit Committee and the Board believe that retention of the firm is in the best interests of the Company and its stockholders. Accordingly, your proxy holder will vote your shares FOR the ratification of the appointment of Pannell Kerr Forster of Texas, P.C., as our independent registered public accounting firm, unless you instruct otherwise.

Questions and Answers

1.         What is a proxy statement, what is a proxy and how does it work?

The Board of Directors of Usio, Inc. (“Usio,” “we,” “us,” “our,” or the “Company”) is soliciting proxies to vote shares of common stock at the 2025 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Tuesday, June 10, 2025, at Usio’s offices located at 3611 Paesanos Parkway, Suite 300, San Antonio, Texas 78231. Stockholders will also be able to participate in the meeting online, vote shares electronically and submit questions during the meeting. A proxy statement is a document that the SEC requires us to give you when we ask you to sign a proxy card designating someone other than you to vote the stock you own. The written document you sign indicating who may vote your shares of common stock is called a proxy card, and the person you designate to vote your shares is called a proxy.

In accordance with SEC rules, instead of mailing a printed copy of our Proxy Statement, annual report and other materials relating to the Annual Meeting to stockholders, we intend to mail the Notice of Internet Availability, which advises that the proxy materials are available on the Internet to stockholders. We intend to commence distribution of the Notice of Internet Availability on or about April 30, 2025. Stockholders receiving a Notice of Internet Availability by mail will not receive a printed copy of proxy materials unless they so request. Instead, the Notice of Internet Availability will instruct stockholders as to how they may access and review proxy materials on the Internet. Stockholders who receive a Notice of Internet Availability by mail who prefer to receive a printed copy of our proxy materials, including a proxy card or voting instruction card, should follow the instructions for requesting these materials included in the Notice of Internet Availability. Please note that, although our proxy materials are available on our website, no other information contained on the website is incorporated by reference in or considered to be a part of this Proxy Statement.

Directors, officers, and employees soliciting proxies will receive no extra compensation but may be reimbursed for related out-of-pocket expenses. Usio will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send the proxy materials to beneficial owners. Usio will, upon request, reimburse these brokerage houses, custodians, and other persons for their reasonable out-of-pocket expenses in doing so. Usio will pay the cost of solicitation of proxies.

2.         Who is entitled to vote at the Annual Meeting?

Only stockholders who were Usio stockholders of record at the close of business on April 21, 2025, or the Record Date, may vote at the Annual Meeting of Stockholders. As of the close of business on the Record Date, there were 26,789,191 shares of our common stock outstanding (which excludes 1,962,433 treasury shares). Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

3.         What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with Usio’s transfer agent, American Stock Transfer and Trust Company, LLC, you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, we will send you a Notice of Internet Availability for the Annual Meeting.

If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of your shares of common stock. The Notice of Internet Availability for the Annual Meeting will be forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction form included in the proxy materials.

4.         What does it mean If I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a notice card, proxy card or voting instruction form for each account. Please vote each proxy card or voting instruction form you receive using one of the voting methods outlined elsewhere in this proxy statement.

5.         What proposals will be voted on at the 2024 Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

• To elect one Class II Director, Elizabeth Michelle Miller, to serve until the 2028 Annual Meeting of Stockholders;

• To consider and vote on whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended December 31, 2024;

• To consider and vote on whether to approve the Usio, Inc. 2025 Comprehensive Equity Incentive Plan;

• To ratify the appointment of Pannell Kerr Forster of Texas, P.C. as our independent registered public accounting firm for the year ending December 31, 2025; and

• To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

6.          What are the Board’s recommendations?

Our Board recommends that you vote:

• “FOR” Proposal No. 1, to elect one Class II Director, Elizabeth Michelle Miller, to serve until the 2028 Annual Meeting of Stockholders;

• “FOR” Proposal No. 2, the Say-on-Pay Proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended December 31, 2024;

• “FOR” Proposal No. 3, the approval of the Usio, Inc. 2025 Comprehensive Equity Incentive Plan; and

• “FOR” Proposal No. 4, to ratify the appointment of Pannell Kerr Forster of Texas, P.C., as our independent registered public accounting firm for the year ending December 31, 2025.

7.          Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the Annual Meeting. Those persons intend to vote that proxy in accordance with their best judgment.

8.          How will my shares be voted?

To designate how you would like to vote, fill out the proxy card or voting instruction form indicating how you would like your votes casted. If you do not specify how to vote, the proxies will vote your shares as follows:

• “FOR” Proposal No. 1, to elect one Class II Director, Elizabeth Michelle Miller, to serve until the 2028 Annual Meeting of Stockholders;

• “FOR” Proposal No. 2, the Say-on-Pay Proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended December 31, 2024;

• “FOR” Proposal No. 3, the approval of the Usio, Inc. 2025 Comprehensive Equity Incentive Plan; and

• “FOR” Proposal No. 4, to ratify the appointment of Pannell Kerr Forster of Texas, P.C., as our independent registered public accounting firm for the year ending December 31, 2025.

9.         Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file a written notice of revocation or deliver a valid, later-dated proxy with our secretary, at Usio, Inc., 3611 Paesanos Parkway, Suite 300, San Antonio, TX 78231. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

10.       What is a broker non-vote and what is the impact of not voting?

A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares of common stock for a beneficial owner, which is also referred to as holding shares in street name, does not vote on one or more proposals because the nominee does not have discretionary voting power on that matter. Your bank or broker does not have discretion to vote uninstructed shares on the proposals in this Proxy Statement, except for Proposal No. 4, to ratify the appointment of our independent registered public accounting firm. As a result, if you hold your shares in street name, it is critical that you provide instructions to your bank or broker if you want your vote to count in the election of directors, the advisory vote related to executive compensation and the approval of the Usio, Inc. 2025 Comprehensive Equity Incentive Plan.

11.       What constitutes a quorum?

A quorum is the minimum number of stockholders necessary to conduct the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 26,789,191 shares of our common stock outstanding (which excludes 1,962,433 treasury shares). Votes withheld from any nominee, abstentions, and broker “non-votes” are counted as present or represented for the purpose of determining the presence of a quorum.

12.       Is cumulative voting permitted for the election of directors?

No. Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote only the number of shares he or she owns for a single director candidate.

13.       What is the vote required for a proposal to pass?

Proposal No. 1 – Election of Director: The affirmative vote of the holders of a plurality of shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, in person or by proxy, is required for the election of the nominee. Thus, assuming a quorum is present at the Annual Meeting, the nominee who receives the most affirmative votes will be elected as the Class II director. Abstentions and broker “non-votes” will have no effect on the voting outcome with respect to the election of directors.

Proposal No. 2 – Say-on-Pay: Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

Proposal No. 3 – Approval of the Usio, Inc. 2025 Comprehensive Equity Incentive Plan: The proposal to approve the Usio, Inc. 2025 Comprehensive Equity Incentive Plan must receive the affirmative vote of a majority of the votes cast. The affirmative vote of the holders of a majority of the votes cast, in person or by proxy, will be considered to determine the outcome of this proposal. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

Proposal No. 4 – Ratification of the Selection of our Independent Registered Public Accounting Firm: The affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting, is required to ratify our selection of Pannell Kerr Forster of Texas, P.C., as our independent registered public accounting firm for the year ending December 31, 2025. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock entitled to vote. Accordingly, an abstention will have the effect of a negative vote. Because Proposal No. 4 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this proposal, your broker may cast a vote on your behalf for this proposal.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Directors and Nominees

As established by our Bylaws, our Directors are divided into three classes serving staggered three-year terms. Our Board currently consists of five directors:

	Name	Position with our Company	Director Since	Current Term Expires
Class I
	Louis A. Hoch	Chairman of the Board, President, CEO, COO, and Class I Director	1998	2027
	Blaise C. Bender	Class I Director	2019	2027
Class II
	Elizabeth Michelle Miller	Class II Director	2022	2025
Class III
	Ernesto R. Beyer	Class III Director	2020	2026
	Bradley Rollins	Class III Director	2017	2026

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” Provided that a quorum is present, the affirmative vote by the holders of a plurality of the shares of common stock present and voting at the Annual Meeting is required to elect the nominee for director.

What am I voting on?

Stockholders are being asked to elect one Class II director nominee, Elizabeth Michelle Miller, for a 3-year term. The following sections include information about all Directors, including Mrs. Miller, this year’s nominee.

Required Vote and Voting Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, in person or by proxy, is required for the election of the nominee. Thus, assuming a quorum is present at the 2025 Annual Meeting, the nominee who receives the most affirmative votes will be elected as a Class II director. Abstentions and broker “non-votes” will have no effect on the voting outcome with respect to the election of directors.

Your Board of Directors recommends a vote FOR the election of the Class II Director, Elizabeth Michelle Miller.

Director Biographies and Qualifications

The biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a Director of Usio are stated below.

Class II Director and 2025 Director Nominees

Elizabeth Michelle Miller, age 54 - Director

Elizabeth Michelle Miller has over 25 years of experience in banking, specializing in private banking, lending and business development. Since September 2008, she has served as the Senior Vice President of private banking and other executive roles in private banking for Broadway Bank, the largest independent bank in San Antonio, Texas. Prior to that, from July 2005 to September 2008, she was a private banker for JPMorgan, San Antonio. Prior to 2005, she also held various other roles, primarily in lending, with Sterling Bank and InterContinental National Bank.

Mrs. Miller received her Bachelor of Business Administration in marketing from the University of Texas in 1993. She is very active in her local community and is currently serving on many non-profit boards and councils, including the Municipal Golf Association of San Antonio. Previously, she served on the boards of The Guide Dogs of Texas, United Way of San Antonio, Southwest Foundation for Biomedical Research, Boys and Girls Club of San Antonio and the Family Violence Prevention Service/Battered Women’s Shelter.

Our Board believes that Mrs. Miller’s experience in the banking industry provides the Company with key insights on customer relations, organizational management, as well as team and leadership management.

Class I Director with a Term Ending at the 2027 Annual Meeting of Stockholders

Louis A. Hoch, age 59 - President, Chief Executive and Operating Officer and Chairman of the Board

Mr. Hoch has served as our Chairman of the Board since September 7, 2022, our Chief Executive Officer since August 4, 2016, and as our President, Chief Operating Officer, and a director since July 1998. He also serves as Chairman of our Board of Directors and as Chief Executive Officer of our wholly owned subsidiary FiCentive, Inc. Mr. Hoch is a valuable member of our Board as he has over thirty years of management experience, over twenty-seven years of which were at a senior executive level, and he is an expert in payment processing, large systems development, call center operations and service bureau operations. He holds inventor or status on U.S. Patent No. 7,021,530 (“System and method for managing and processing stored-value cards and bill payment therefrom”). Prior to joining our Company, Mr. Hoch held various key management positions with U.S. Long Distance, Billing Concepts, Inc., and Andersen Consulting. Mr. Hoch holds a BBA in Computer Information Systems and an MBA in International Business Management, both from Our Lady of the Lake University Business School. He holds the industry certification CPP, (Certified Payments Professional).

Our Board has determined that Mr. Hoch is qualified to serve as a director based upon his experience with our Company and its strategy and product offerings.

Blaise C. Bender, age 68 – Director

Blaise C. Bender is currently President and Managing Stockholder of Blaise C. Bender, P.C., a law firm that concentrates on business and non-profit development, mergers and acquisitions, contractual and transactional analysis, business and individual tax planning, representation on tax issues and controversies impacting individuals and businesses, corporate legal counsel assistance, real estate, strategic planning, health care analysis and estate and trust assessment. Mr. Bender is also currently the Chairman of the board of directors of Credit Human, FCU as well as the Texas Society of CPA’s and an adjunct faculty member at Trinity University teaching in their Master of Accounting program. Mr. Bender is a member of the state bar of Texas and is a licensed CPA. Earlier in his career, Mr. Bender was a full-time college professor for over twenty years. He has also worked for public accounting firms, such as Arthur Anderson & Co., Deloitte Touche and Ernst and Young. He received his BBA in Accounting and a Master of Science in Finance from Texas A&M University. Mr. Bender also received an MPA in Taxation from UTSA and a Juris Doctor in Law from St. Mary’s University.

Our Board believes that Mr. Bender is qualified to serve on our Board of Directors because of his extensive financial and accounting experience.

Class III Directors With a Term Ending at the 2026 Annual Meeting of Stockholders

Ernesto R. Beyer, age 54 - Director

Ernesto R. Beyer was appointed to our Board on August 29, 2020. He has over 25 years of experience in international trade and is currently serving as Latin America Market Manager of Xcoal Energy & Resources, an American company that is the largest exporter of mineral coal from the United States. Mr. Beyer is also the owner of Beyco International, LLC., an importing and exporting company. Mr. Beyer has developed and established commercial relationships with some of the largest steel producing companies and power utilities in Latin America, including government owned entities. Earlier in his career, Mr. Beyer held managerial and leadership positions as Plant Manager at one or Trinity Industries, Inc. railcar manufacturing facilities in Mexico where he led operations from startup to full capacity production. Mr. Beyer received his MBA in International Business from the University of Texas at San Antonio in 1995. Mr. Beyer also received a B.S. in Electronics and Communications Engineering from Monterrey Institute of Technology and Higher Education in Monterrey, Mexico in 1991.

Our Board believes that Mr. Beyer’s extensive management experience in leadership roles provides our Company with valuable input.

Bradley Rollins, age 53 - Director

Bradley Rollins is currently the President and CEO of Dahill Office Technology Corporation, a Xerox company, one of Texas’s largest office technology organizations specializing in complete office automation. Mr. Rollins began his career at Dahill by joining the company’s sales organization in 2000. Quickly advancing through several specialist and management positions, he assumed the role of President and CEO in January 2009. Earlier in his career, Mr. Rollins was a regional sales director for Tri-State Financial Group, a financial planning firm, for over eight years. Active in community development, Mr. Rollins is currently a board member of the United Way of San Antonio and serves as a regional fundraiser for the MS Society. From January 2014 to January 2015, Mr. Rollins served as a board member for the San Antonio Regional Development Foundation. From January 2013 to January 2014, he was the Chairman of the North San Antonio Chamber of Commerce, where he had been a member since 2008. Mr. Rollins obtained a business management and mathematics degree from Western Kentucky University.

Our Board believes that Mr. Rollins provides our Company with sales and leadership experience and business acumen.

Board Meetings and Annual Meeting Attendance

Our Board of Directors held five (5) meetings during 2024, and in addition, took action from time to time by unanimous written consent. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which such Director served on our Board of Directors and of the Committees on which such director served.

We do not have a policy that requires the attendance of directors at our Annual Meetings of Stockholders. All of our Directors attended the 2024 Annual Meeting.

Committees of the Board of Directors

On May 19, 2015, our Board established our committee structure by appointing an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee. The Board of Directors has determined that each director who serves on these committees is “independent,” as that term is defined by the Nasdaq Marketplace Rules and rules of the SEC. The Board of Directors has adopted written charters for its Audit Committee, its Compensation Committee and its Nominations and Corporate Governance Committee. Copies of these charters are available on our website at www.usio.com/invest. The inclusion of the Company’s website address in this Proxy Statement does not include or incorporate by reference the information on or accessible through the Company’s website, and the information contained on or accessible through the website should not be considered as part of this Proxy Statement. In addition to the number of meetings referenced below, the Committees also took action by unanimous written consent from time to time.

Information about each of our committees is stated below.

Information about each of our committees is stated below:

Name of Committee Member	Audit	Compensation	Nominations and Corporate Governance
Blaise Bender	★	●	●
Ernesto Beyer	●	●	★
Elizabeth Michelle Miller	●	★
Bradley Rollins			●

 ★ Committee Chair                  ● Committee member

Audit Committee

The Board has established the Audit Committee, which is comprised of Messrs. Bender, Beyer, and Mrs. Miller. The Audit Committee is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Effective April 1, 2019, the Board of Directors determined that Mr. Bender met the standard of “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K and appointed him chair of the Audit Committee.

The Audit Committee’s purpose is to assist the Board of Directors in its general oversight of our financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Pannell Kerr Forster of Texas, P.C., our independent registered public accounting firm, along with ADKF, P.C., our former independent registered public accounting firm, were responsible for performing an independent audit of the consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board.

The Audit Committee is not made up of professional accountants or auditors, and its function is not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of our independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace our independent registered public accounting firm. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of our financial, accounting, and internal controls. Management and independent registered public accounting firm presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees our internal compliance programs.

In overseeing the preparation of our financial statements, the Audit Committee has had access to our management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles. For the year ended December 31, 2024, the Audit Committee received the independent registered public accounting firm’s letter and written disclosures required by the Independence Standards Board Standard No. I (Independence Discussions with Audit Committees). The Audit Committee met four (4) times in 2024 and, in addition, took action by unanimous written consent one (1) time.

Compensation Committee

Effective July 12, 2023, our Board appointed Mrs. Miller as chair of the Compensation Committee. Mr. Beyer has served as a member of our Compensation Committee since August 29, 2020, respectively, and Mr. Bender has served as chair of the Compensation Committee from April 2019 until Mrs. Miller’s appointment as chair on July 12, 2023. Mr. Bender continues to serve as a member of the Compensation Committee. Messrs. Bender, Beyer, and Mrs. Miller meet the independence standards for independent directors under the rules of the Nasdaq Stock Market published in the Nasdaq Marketplace Rules. The Compensation Committee has a written charter. The Compensation Committee met two (2) times in 2024 and, in addition, took action by unanimous written consent one (1) time.

The Compensation Committee’s primary function is to assist the Board of Directors in meeting its responsibilities in regard to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies, and programs of our Company. Other specific duties and responsibilities of the Compensation Committee are to review and approve goals and objectives relevant to the recommendations for approval by the independent members of the Board of Directors regarding compensation of our Chief Executive Officer and other executive officers, establish and approve compensation levels for our Chief Executive Officer and other executive officers, and to administer our stock plans and other equity-based compensation plans.

Nominations and Corporate Governance Committee

Effective July 12, 2023, our Board appointed Mr. Beyer as chair of the Nominations and Corporate Governance Committee.  Mr. Rollins has served as members of our Nominations and Corporate Governance Committee since May 19, 2015, respectively, Mr. Bender has served as chair of the Nominations and Corporate Governance Committee from April 2019 until Mr. Beyer’s appointment as chair on July 12, 2023. Messrs. Bender, Beyer, and Rollins meet the independence standards for independent directors under the rules of the Nasdaq Stock Market published in the Nasdaq Marketplace Rules. The primary function of the Nominations and Corporate Governance Committee is to develop and maintain the corporate governance policies of Usio and to assist the Board in identifying, screening, and recruiting qualified individuals to become Board members and determining the composition of the Board and its committees, including recommending nominees for the election at the annual meeting of stockholders or to fill vacancies on the Board. The Nominations and Corporate Governance Committee met one (1) time in 2024.

Director Independence, Related Person Transactions and Other Legal Information

Independent Directors

Standard for Independence

We determine independence using the definitions set forth in the Nasdaq Marketplace Rules and the rules under the Exchange Act. These definitions define independence based on whether the director or a family member of the director has been employed by the Company in the past three years, how much compensation the director or family member of a director received, how much stock the director or family member of the director owns in the Company and whether the director or family member of the director is associated with the Company’s independent registered public accounting firm.

The Board has determined that Messrs. Bender, Beyer, and Rollins and Mrs. Miller are independent as defined by Rule 5605(a)(2) of the Nasdaq Marketplace Rules. The Board of Directors periodically conducts a self-evaluation on key board and committee-related issues, which has proven to be a beneficial tool in the process of continuous improvement in the Board’s functioning and communication.

It is our policy that all employees, officers, and directors must avoid any activity that is or has the appearance of conflicting with the interests of our Company. Our Audit Committee reviews all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the Audit Committee. In carrying out this responsibility, the Audit Committee has determined that we have the following related party transactions.

Certain Relationships and Related Party Transaction

Review, Approval, or Ratification of Transactions with Related Persons. The Board of Directors has adopted a formal written related person transaction approval policy, which sets out Usio’s policies and procedures for the review, approval, or ratification of “related person transactions.” For these purposes, a “related person” is a director, nominee for director, executive officer, or holder of more than 5% of our common stock, or any immediate family member of any of the foregoing. This policy applies to any financial transaction, arrangement or relationship or any series of similar financial transactions, arrangements, or relationships in which Usio is a participant and in which a related person has a direct or indirect interest, other than the following:

• payment of compensation by Usio to a related person for the related person’s service in the capacity or capacities that give rise to the person’s status as a “related person;”

• transactions available to all employees or all stockholders on the same terms;

• purchases of supplies from Usio in the ordinary course of business at the same price and on the same terms as offered to any other purchasers, regardless of whether the transactions are required to be reported in Usio’s filings with the SEC; and

• transactions which when aggregated with the amount of all other transactions between the related person and Usio involve less than $10,000 in a fiscal year.

Our Audit Committee is required to approve any related person transaction subject to this policy before commencement of the related person transaction, provided that if the related person transaction is identified after it commences, it shall be brought to the Audit Committee for ratification, amendment, or rescission. The chairman of our Audit Committee has the authority to approve or take other actions in respect of any related person transaction that arises, or first becomes known, between meetings of the Audit Committee, provided that any action by the chairman must be reported to our Audit Committee at its next regularly scheduled meeting.

Our Audit Committee will analyze the following factors, in addition to any other factors the members of the Audit Committee deem appropriate, in determining whether to approve a related person transaction:

• whether the terms are fair to Usio;

• whether the transaction is material to Usio;

• the role the related person has played in arranging the related person transaction;

• the structure of the related person transaction; and

• the interest of all related persons in the related person transaction.

Transactions in 2023 and 2024

Louis Hoch

During the years ended December 31, 2024 and 2023, the Company purchased $21,900 and $24,389, respectively, of corporate imprinted sportswear, promotional items and caps from Angry Pug Sportswear. Louis Hoch, Chairman, President, Chief Executive Officer, and Chief Operating Officer is a 50% owner of Angry Pug Sportswear LLC.

Officers and Directors

On December 29, 2024, we withheld 208,615 shares of our common stock for $302,492 in a private transaction based on the $1.45 per share closing price on December 29, 2024 from Louis Hoch, the Company’s Chairman, President, Chief Executive Officer and Chief Operating Officer, to cover his share of taxes in connection with equity grants.

On November 18, 2024, we withheld 3,935 shares of our common stock for $5,784 in a private transaction based on the $1.47 per share closing price on November 18, 2024 from Louis Hoch, the Company's Chairman, President, Chief Executive Officer and Chief Operating Officer, to cover his share of taxes in connection with equity grants.

On June 21, 2024, the Company granted 966,000 shares of restricted common stock with a 10-year vesting period and 277,200 restricted stock units (“RSUs”) with a 3-year vesting period to officers and employees as a performance bonus at an issue price of $1.55 per share. RSUs vest in equal tranches over their 3-year vesting period, while 10-year grants are cliff vesting, and vest in full at the conclusion of their 10-year vesting period. Upon vesting, employees will receive issued shares. Executive officers included in the 10-year restricted stock grant were Louis Hoch (160,000 shares), Michael White (120,000 shares), Greg Carter (80,000 shares), and Houston Frost (40,000 shares). Executive officers included in the RSU grant were Louis Hoch (21,000 RSUs), Michael White (18,000 RSUs), Greg Carter (18,000 RSUs), and Houston Frost (12,000 RSUs).

On June 21, 2024, the Company granted 84,000 RSUs with a 3-year vesting period to Non-employee Directors as a performance bonus at an issue price of $1.55 per share. Directors included in the RSU grant were Blaise Bender (21,000 RSUs), Brad Rollins (21,000 RSUs), Ernesto Beyer (21,000 RSUs) and Michelle Miller (21,000 RSUs).

On February 24, 2024, we withheld 2,075 shares of our common stock for $3,258 in a private transaction based on the $1.57 per share closing price on February 24, 2024 from Tom Jewell, the Company’s former Chief Financial Officer, to cover his share of taxes in connection with equity grants.

On February 24, 2024, we withheld 4,911 shares of our common stock for $7,710 in a private transaction based on the $1.57 per share closing price on February 24, 2024 from Louis Hoch, the Company's Chairman, President, Chief Executive Officer and Chief Operating Officer, to cover his share of taxes in connection with equity grants.

On November 30, 2023, Tom Jewell, the Senior Vice President, Chief Financial Officer, and principal financial and accounting officer of the Company notified the Company of his intention to retire. On December 11, 2023, Mr. Jewell entered into a Separation and Mutual Release of Claims Agreement (“Separation Agreement”) with the Company. Pursuant to the Separation Agreement, Mr. Jewell was paid installment payments equal to his then current base salary until and including April 18, 2024. Additionally, Mr. Jewell was permitted to retain any unvested Company stock options or other equity awards which shall vest in accordance with the applicable schedules. Mr. Jewell also received all employee benefits including, but not limited to, health, dental, vision and life insurances that he was receiving prior to his execution of the Agreement until April 18, 2024.

On February 8, 2023, the Company granted 1,403,000 shares of restricted common stock with a 10-year vesting period and 273,000 RSUs with a 3-year vesting period to employees as a performance bonus at an issue price of $1.75 per share. Executive officers included in the 10-year restricted stock grant were Louis Hoch (330,000 shares), Tom Jewell (200,000 shares), Greg Carter (100,000 shares) and Houston Frost (100,000 shares). Executive officers included in the RSU grant were Louis Hoch (33,000 RSUs), Tom Jewell (21,000 RSUs), Greg Carter (12,000 RSUs) and Houston Frost (12,000 RSUs).

On March 16, 2023, the Company granted 69,000 RSUs with a 3-year vesting period to directors as a performance bonus at an issue price of $1.60 per share. Directors included in the RSU grant were Blaise Bender (21,000 RSUs), Brad Rollins (21,000 RSUs), Ernesto Beyer (21,000 RSUs) and Michelle Miller (6,000 RSUs).

On November 18, 2023 we withheld 2,619 shares for $4,452 in a private transaction at a closing price on November 18, 2023 of $1.70 per share from Tom Jewell, the Company’s former Chief Financial Officer, to cover his share of taxes.

On November 18, 2023 we withheld 3,927 shares for $6,675 in a private transaction at a closing price on November 18, 2023 of $1.70 per share from Louis Hoch, the Company's Chairman, President, Chief Executive Officer and Chief Operating Officer, to cover his share of taxes.

Arrangements or Understandings between our Executive Officers or Directors and Others

There are no arrangements or understandings between our executive officers or directors and any other person pursuant to which he was or is to be selected as a director or officer.

Other Involvement in Certain Legal Proceedings

None of our directors have been involved in any bankruptcy or criminal proceedings, nor have there been any judgments or injunctions brought against any of our directors during the last ten years that we consider material to the evaluation of the ability and integrity of any director.

Board Leadership Structure

Since August 4, 2016, Mr. Hoch has been our Chief Executive Officer. Mr. Hoch manages the day-to-day affairs of our Company and leads the Board meetings. Mr. Hoch has also served as our President, Chief Operating Officer, and a director of our Company since July 1998, and, since September 7, 2022, he has also served as Chairman of our Board of Directors. Our Board appointed Mr. Rollins as independent director on May 5, 2017. Effective April 1, 2019, our Board appointed Mr. Bender as independent director. Mr. Beyer was appointed to our Board on August 29, 2020. Effective June 15, 2022, our Board appointed Mrs. Miller as an independent director. Our Board believes that having a majority of independent directors serves our Company well.

The Board believes that its structure should be informed by the needs and circumstances of our Company, the Board, and our stockholders. With this in mind, the Board believes that the Chief Executive Officer is currently best situated to serve as Chairman because he is the director most familiar with Usio’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board believes this provides Usio with an efficient and effective leadership model. The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. To assure effective independent oversight, the Board has adopted a number of governance practices, including:

• a strong, independent director role;

• regular executive sessions of the independent directors; and

• annual performance evaluations of the Chairman and Chief Executive Officer by the independent directors.

Risk Oversight Management

The Board of Directors takes an active role, as a whole and at the committee level, in overseeing management regarding our Company’s risks and is responsible for overseeing enterprise risk. Our management keeps the Board of Directors apprised of significant risks facing our Company and the approach being taken to understand, manage and mitigate such risks. Specifically, strategic risks are overseen by the full Board of Directors; financial risks are overseen by the Audit Committee; risks relating to compensation plans and arrangements are overseen by the Compensation Committee; and risks associated with director independence and potential conflicts of interest are overseen by the Audit Committee. Additional review or reporting on enterprise risks is conducted as needed or as requested by the full Board of Directors or the appropriate committee.

The Board of Directors has established a Risk and Cybersecurity Committee with specific responsibility for overseeing cybersecurity threats, among other things. The Company’s cybersecurity organization is led by its Chief Technology Officer, or CTO, who is responsible for assessing and managing material risks from cybersecurity threats and reports to Usio’s CEO, Chief Accounting Officer, and legal team, as well as to the Risk and Cybersecurity Committee. The CTO has served in this role for 21 years, and more than 25 years with the Company developing, maintaining, and securing our corporate network and information technology systems.

The CTO and the Risk and Cybersecurity Committee monitor the prevention, mitigation, detection, and remediation of cybersecurity incidents through their management of, and participation in, the cybersecurity risk management and strategy processes described above, including through the operation of the Company’s incident response plans, which include escalation to the CTO and the Risk and Cybersecurity Committee, as appropriate. The CTO reports to the Risk and Cybersecurity Committee regarding cybersecurity threat risks, among other cybersecurity related matters, at least quarterly.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of stockholders and appoints new directors to fill vacancies when they arise. The Nominations and Corporate Governance Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to the Board of Directors for nomination or election.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives, and skills. The Nominations and Corporate Governance Committee selects nominees for director based on each of the nominee’s character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. We do not have a formal diversity policy; however, the Governance Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, manufacturing, marketing and sales, education, legal, government affairs, regulatory affairs, research and development, business development, technology and in other areas that are relevant to our activities.

The Nominations and Corporate Governance Committee believes that nominees for director should have experience, such as mentioned above, that may be useful to our Company and the Board of Directors, high personal and professional ethics and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Nominations and Corporate Governance Committee believes it is appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” as defined by the Nasdaq Marketplace Rules. The Nominations and Corporate Governance Committee also believes it’s appropriate for key members of our management to participate as members of the Board of Directors. Prior to each annual meeting of stockholders, the Nominations and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominations and Corporate Governance Committee determines not to re-nominate the director, a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee or by stockholders. The Nominations and Corporate Governance Committee recommended the nominee for election included in this Proxy Statement.

We consider recommendations for director candidates from our directors, officers, employees, stockholders, customers, and vendors. Stockholders wishing to nominate individuals to serve as directors may submit such nominations, along with a nominee’s qualifications, to our Board of Directors at Usio, Inc., 3611 Paesanos Parkway, Suite 300, San Antonio, Texas, 78231, and the Board of Directors will consider such nominee. For important information relating to the document for submitting director nominations, please see “How do I Nominate Directors” on page 40 of this Proxy Statement.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Usio, Inc., 3611 Paesanos Parkway, Suite 300, San Antonio, Texas, 78231. Please include your name and address in the written communication and indicate whether you are a stockholder of Usio. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or Committee of the Board of Directors based on the subject matter.

Code of Ethics

The Board of Directors has unanimously approved Usio’s Code of Ethics. The Code of Ethics is a statement of Usio’s high standards for ethical behavior, legal compliance, and financial disclosure, and is applicable to all directors, officers, and employees. A copy of the Code of Ethics can be found in its entirety on Usio’s website at www.usio.com. Additionally, should there be any changes to, or waivers from, Usio’s Code of Ethics, those changes or waivers will be posted immediately on our website at the address noted above.

Director Compensation

The following table sets forth information concerning the compensation provided to each person who served as a non-employee member of our Board of Directors during the year ended December 31, 2024. Compensation provided to Directors who are also employees is listed in the Summary Compensation Table for the years ended December 31, 2024, and 2023 in the section “Executive Compensation.”

Name	Fees earned or paid in cash ($) (1)	Stock Awards ($) (2)	All other compensation ($)	Total ($)
Blaise C. Bender	19,000	32,550	--	51,550
Bradley Rollins	4,000	32,550	--	36,550
Ernesto Beyer d.l. Garza	4,000	32,550	--	36,550
Elizabeth Michelle Miller	4,000	32,550	--	36,550
Total	31,000	130,200	--	161,200

(1)   Represents meeting fees.

(2)   Represents the aggregate grant date fair value of stock awards (in the form of RSUs) granted in the covered fiscal year as computed in accordance with FASB ASC Topic 718. See Note 10 to the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 26, 2025, for a discussion of all assumptions made in the calculation of this amount.

As of December 31, 2024, the aggregate number of shares subject to outstanding equity awards held by our non-employee Directors who served on our Board during 2024 was:

Name	Stock Awards	Vested	Unvested
Blaise C. Bender	130,077	91,877	38,200
Bradley Rollins	119,167	115,667	35,000
Ernesto Beyer d.l. Garza	106,666	71,666	35,000
Elizabeth Michelle Miller	86,500	39,278	47,222

Narrative to Director Compensation Table

During 2024, Mr. Hoch received no compensation for serving on our Board of Directors due to his position as Chief Executive and Operating Officer and President of our Company. Mr. Hoch’s compensation is detailed in the section “Executive Compensation”.

We have entered into independent director agreements with all our independent directors, Messrs. Bender, Rollins, and Beyer and Mrs. Miller. Per the agreements, we agreed to pay each director $1,000 per quarter for participating in Board and committee meetings, as well as the annual stockholder meeting. As chair of the Audit Committee, Mr. Bender received $15,000 in additional annual compensation, but no additional compensation for ad hoc or preparatory meetings or for being the chair of another committee. Our directors do not receive any additional compensation for ad hoc or preparatory meetings or for being the chair of a committee, other than the chair of the Audit Committee, who receives an additional $15,000 per annum upon the timely filing of the annual report with the SEC. In addition, an Audit Committee member who is not a chairperson but holds a valid CPA license receives an additional $5,000 per annum.

Pursuant to the independent director agreements, the terms of their respective directorships terminate on the earliest of the following: (a) expiration of the director’s term of office; (b) the death or disability of the director; (c) the termination of the director from membership on the Board by mutual agreement; (d) the removal of the respective director from the Board by the majority stockholders of the Company; and (e) the resignation by the director from the Board.

All RSUs were granted for service on our Board of Directors. Any unvested RSUs are forfeited upon termination of the directorship for any reason.

Executive Officers

Executive Officers' Biographies and Qualifications

The biographies of our executive officers and certain information regarding each officer’s experience, attributes, skills and/or qualifications that led to the conclusion that the officer should be serving as an officer of Usio are stated below.

The following table sets forth information regarding our executive officers, including their ages as of April 27, 2025:

Name	Age	Position(s)
Louis A. Hoch	59	Chairman, President, and Chief Executive & Operating Officer
Michael White	28	Senior Vice President, Chief Accounting Officer
Houston Frost, PhD	43	Senior Vice President, Chief Product Officer
Greg Carter	61	Executive Vice President, Chief Revenue Officer

Louis A. Hoch. For Mr. Hoch’s biography, please refer to the section entitled, “Director Biographies and Qualifications.”

Michael White. Mr. White was appointed as Senior Vice President, Chief Accounting Officer of Usio, as well as the principal accounting and financial officer, on January 26, 2024. Prior to his appointment as Chief Accounting Officer, Mr. White was an accounting analyst from September 2020 to August 2021, Assistant Controller from August 2021 to April 2022 and Vice President, Controller from April 2022 to January 26, 2024. Prior to his employment with the Company, from May 2016 to September 2020, Mr. White was an Accounting Associate with EPIcenter, an energy startup founded by the Board of Directors of CPS Energy, Itron, Landis+Gyr, and OCI Solar. In this position, Mr. White was EPIcenter’s first financial employee and helped establish an accounting system utilizing software to automate accounting tasks; presented financial statements to the Board of Directors; managed application and reporting processes for multiple government energy grant programs; managed annual audit and tax filing procedures; and established compliance with policies and procedures, as well as determined effectiveness of internal controls.

Mr. White received his Bachelor of Business Administration in accounting from Trinity University in 2019.

Houston Frost, Ph.D. Mr. Frost has served as our Senior Vice President Corporate Development and Prepaid Products since December 2014. Motivated by the desire to reinvent the prepaid card, in 2010, Mr. Frost was the Co-Founder, President and Chief Executive Officer of Akimbo Financial, Inc. Mr. Frost has more than thirteen years of experience in the prepaid and payments industry and fifteen years of experience in financial services. Prior to Akimbo, Mr. Frost worked in New York as an Associate at JPMorgan Chase & Co. on the Fixed-Income Strategy team. Currently, Mr. Frost is a director of Trans Pecos Banks, SSB, Texas.

Mr. Frost earned his Ph.D. in Chemical and Biological Engineering from Northwestern University in 2007 and a Bachelor of Science in Chemical and Biological Engineering from the University of Colorado in 2003.

Greg Carter. Mr. Carter, a veteran of the United States Marine Corps, has been with the Company for over three years and currently serves as our Executive Vice President of Payment Acceptance. Mr. Carter has served in numerous senior management roles within the telecommunications, billing and settlement, and retail industries. Notably, from August 2004 to May 2012, Mr. Carter was the Chief Executive Officer for BSG Clearing Solutions, with revenues of $142 million dollars. Additionally, Mr. Carter has held senior-level sales and marketing roles at MCI/Telecom *USA, US Long Distance, Qwest and nii Communications.

SHARE OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following tables set forth, to our knowledge, certain information concerning the beneficial ownership of our common stock as of April 21, 2025 by: (i) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each of our Named Executive Officers, (iii) each of our current directors, and (iv) all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days after April 21, 2025. However, we did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person.

Stockholders Known by Us to Own 5% or more of our common stock

Name and address of beneficial owner	Amount and Nature of Beneficial Ownership	Percent of Shares Beneficially Owned (1)
Whittier Trust Company (2)	2,805,752	10.34%

(1)  On April 21, 2025, we had a total of 26,789,191 shares of common stock issued and outstanding (which excludes 1,962,433 treasury shares).

(2)  Based on the information set forth in the Schedule 13G/A filed by Whittier Holdings, Inc. (“WHI”) and Whittier Trust Company (“WTC”), on March 11, 2025, WHI and WTC share voting and dispositive power with respect to all of the shares set forth above for the benefit of National Services, Incorporated. The address of the principal business office of WHI is 100 W. Liberty St., Suite 890, Reno, NV 89501. The address of the principal business office of WTC is 177 E. Colorado Blvd., Suite 800, Pasadena, CA 91105.

Security Ownership of Officers and Directors

Amount of Beneficial Ownership					Percent of Shares Beneficially Owned (3)
Name and address of beneficial owner (1)	Nature of beneficial ownership	Shares Owned	Shares – Rights to Acquire (2)	Total
Louis Hoch	President, Chief Executive and Operating Officer, and Chairman of the Board	2,932,189	32,000	2,964,189	11.1%
Houston Frost	Chief Product Officer	663,108	16,000	679,108	2.5%
Michael White	Chief Accounting Officer	212,316	19,200	231,516	0.9%
Greg Carter	Chief Revenue Officer	399,855	22,000	421,855	1.6%
Ernesto Beyer	Director	78,666	28,000	106,666	0.4%
Brad Rollins	Director	122,676	28,000	150,676	0.6%
Blaise Bender	Director	98,877	31,200	130,077	0.5%
Elizabeth Michelle Miller	Director	40,778	45,222	86,000	0.3%
All directors and executive officers as a group (8 persons)		4,548,465	221,622	4,770,087	17.8%

(1)  Unless otherwise stated, the address of each beneficial owner listed on the table is c/o Usio, Inc., 3611 Paesanos Parkway, Suite 300, San Antonio, Texas 78231.

(2)  Represents shares subject to outstanding stock options and restricted stock units, or RSUs, currently exercisable or which will be exercisable, or currently vested or that will vest within 60 days April 21, 2025.

(3)  On April 21, 2025, we had a total of 26,789,191 shares of common stock issued and outstanding (which excludes 1,962,433 treasury shares).

As of April 21, 2025, there were no arrangements among our beneficial owners, known to management, which may result in a change in control of our Company.

Equity Compensation Plan Information

The following table provides information as of December 31, 2024 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders 2015 Plan ESPP	601,243 66,959	$1.86 -	6,252,208 2,433,041
Equity compensation plans not approved by security holders	--	--	--
Total	668,602	$1.86	8,685,249

Our 2015 Equity Incentive Plan provides for the grant of incentive stock options as defined in Section 422 of the Internal Revenue Code (the “Code”) and the grant of stock options, restricted stock, stock units, performance awards, or other awards to employees, non-employee directors, and consultants.

The Board of Directors authorized 5,000,000 shares (adjusted for the l-for-15 reverse split effective on July 23, 2015) of our common stock for issuance under the 2015 Equity Incentive Plan, including automatic increases provided for in the 2015 Equity Incentive Plan through fiscal year 2025. The number of shares of our common stock reserved for issuance under the 2015 Equity Incentive Plan will automatically increase, with no further action by the stockholders, on the first business day of each fiscal year during the term of the Plan, beginning January l, 2016, in an amount equal to 5% of the issued and outstanding shares of stock on the last day of the immediately preceding year, or such lesser amount as may be determined by the Board or the Administrator. On January 1, 2024, 2023, 2022 and 2021, the number of authorized common shares under the plan increased by 1,313,126, 1,254,898, 1,273,672, and 1,248,749, respectively, in accordance with the automatic increase provision described above.

The Board of Directors approved and authorized 5,250,000 shares of our common stock for issuance under the 2025 Equity Incentive Plan, including automatic increases provided for in the 2025 Equity Incentive Plan through fiscal year 2035. The number of shares of our common stock reserved for issuance under the 2025 Equity Incentive Plan will automatically increase, with no further action by the stockholders, on the first business day of each fiscal year during the term of the Plan, beginning January l, 2026, in an amount equal to 5% of the issued and outstanding shares of stock on the last day of the immediately preceding year, or such lesser amount if so determined by the Board or the Administrator.

In addition, pursuant to our 2023 Employee Stock Purchase Plan (“ESPP”), we have reserved 2,500,000 shares of common stock. The number of shares of our common stock reserved for issuance automatically increases on January 1 of each calendar year, beginning on January 1, 2024, through December 31, 2033, by the lesser of (i) 1% of the total number of shares of our common stock outstanding on the last day of the fiscal year before the date of the automatic increase; and (ii) such number of shares of common stock that would cause the aggregate number of shares of common stock then reserved for issuance under the ESPP to not exceed 2,500,000 shares. As of December 31, 2024, 66,959 shares of our common stock had been purchased pursuant to the ESPP.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of copies of such reports, we believe that, during the fiscal year ended December 31, 2024, all person required to file reports under Section l6(a) of the Securities Exchange Act of 1934 filed such reports on a timely basis during such fiscal year, except for one form filed late for one transaction by our director Elizabeth Michelle Miller;  two forms filed late for four transactions by our President and CEO Louis Hoch; two forms filed late for two transactions by our Chief Product Officer Houston Frost; one form filed late for one transaction by our Chief Revenue Officer, Greg Carter; and one form filed late for one transaction by our Chief Accounting Officer, Michael White.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024. In addition, it is the Company’s policy to comply with applicable laws and regulations relating to insider trading.

Hedging and Pledging Policy

As part of our Insider Trading Policy, all employees, including our executive officers, non-employee directors and designated consultants are prohibited from engaging in short sales of our securities, establishing margin accounts, pledging our securities as collateral for a loan, buying or selling puts or calls on our securities or otherwise engaging in hedging transactions involving our securities.

EXECUTIVE COMPENSATION

Named Executive Officers

This Proxy Statement contains information about the compensation paid to our Named Executive Officers, as defined by Item 402(m)(2) of Regulation S‐K, during our fiscal years ended December 31, 2024, and 2023. In accordance with the rules and regulations of the Securities and Exchange Commission for smaller reporting companies, we determined that the following officers were our Named Executive Officers during 2024:

• Louis A. Hoch, President, Chief Executive and Operating Officer;

• Michael White, Senior Vice President, Chief Accounting Officer;

• Houston Frost, Senior Vice President, Chief Product Officer; and

• Greg Carter, Executive Vice President, Chief Revenue Officer.

Compensation Overview

We qualify as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Role of the Compensation Committee

The Compensation Committee’s primary functions are to assist the Board of Directors in meeting its responsibilities in regard to oversight and determination of executive compensation and to review and make recommendations with respect to our major compensation plans, policies, and programs. All compensation for our executive officers is determined by the Compensation Committee of our Board of Directors, which is composed only of independent directors. The Compensation Committee is charged with the responsibility of reviewing the performance and establishing the total compensation of our executive officers on an annual basis. The Compensation Committee often discusses compensation matters as part of regularly scheduled Board and committee meetings. The Compensation Committee administers our incentive plans and is responsible for approving grants of equity awards under such plans. The Compensation Committee acts under the authority of a written charter, which is available on our website at www.usio.com.

Compensation Philosophy and Objectives

Due to the size of our Company, the performance of the Named Executive Officers directly affects all aspects of our results. Consequently, our compensation philosophy is to reward executive officers for the achievement of short- and long-term corporate and individual performance, as measured by the attainment of specific goals for the creation of long-term stockholder value. Also, to ensure that we are strategically and competitively positioned for the future, the Compensation Committee has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, expanding markets, pursuing growth opportunities, and achieving other long-range business and operating objectives. The level of compensation should also allow us to attract, motivate, and retain talented executive officers that contribute to our long-term success. The compensation of our Chief Executive Officer and other executive officers is comprised of cash compensation and long-term incentive compensation in the form of base salary, restricted stock awards and stock options with the possibility to earn bonuses.

Summary Compensation Table for the Years Ended December 31, 2024, and 2023

The following table sets forth the compensation for the years ended December 31, 2024 and 2023 awarded to, earned by, or paid to (i) all persons who served as our principal executive officer during the last fiscal year; (ii) our two most highly compensated executive officers other than the principal executive officer; and (iii) one other person for whom disclosure would have been provided but for the fact that the person was not serving as an executive officer at the end of the last fiscal year. We refer to the individuals included in the Summary Compensation Table as our “Named Executive Officers.”

Name and Principal Position	Fiscal Year Ended Dec. 31	Salary ($)	Bonus ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Louis A. Hoch Chairman, President, and Chief Executive and Operating Officer	2024	783,222	250,000	280,550	34,675	1,348,447
	2023	633,462	--	577,500	34,075	1,245,037
Houston Frost SVP, Chief Product Officer	2024	236,466	--	80,600	3,747	320,813
	2023	208,418	--	196,000	8,917	413,335
Greg Carter EVP, Payment Acceptance	2024	264,978	--	162,680	16,569	444,227
	2023	270,663	40,000	3,360	8,969	221,329
Michael White Chief Accounting Officer	2024	177,348	--	213,900	17,516	408,765
	2023	--	--	--	--	--

(1)  Represents the aggregate grant date fair value of stock awards granted in the covered fiscal year as computed in accordance with FASB ASC Topic 718. See Note to the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 26, 2025, for a discussion of all assumptions made in the calculation of this amount.

(2)  The following table provides the details for the amounts reported in this column for each Named Executive Officer:

Name	Fiscal Year	Matching 401(k) Contributions ($)	Life Insurance Premiums ($)	Membership Dues ($)
Louis Hoch	2024	13,800	8,611	12,265
	2023	13,200	8,809	12,265
Houston Frost	2024	3,138	609	--
	2023	8,308	609	--
Greg Carter	2024	6,609	1,980	7,980
	2023	12,427	1,983	7,980
Michael White	2024	4,431	609	--
	2023	--	--	--

Narrative to Summary Compensation Table

Named Executive Officer Employment Agreements

We entered into an employment agreement with Louis A. Hoch effective February 27, 2007, as amended. Under the agreement, Mr. Hoch agreed to serve as our Vice Chairman of the Board, President and Chief Executive and Operating Officer. Mr. Hoch assumed the Chief Executive Officer role in August 2016 and the role of Chairman of the Board in September 2022. The employment agreement, as amended, provides for an annual base salary of $900,000 per year, unless increased by us. Mr. Hoch is also entitled to participate in any Company bonus program, option program or other equity program for senior executive officers commensurate with his position and duties.

Mr. Frost received 266,667 restricted shares of our common stock, of which 3,334 vested monthly, starting in January 31, 2015 to January 31, 2017; the remaining shares of 186,651 vested on January 31, 2025. Additionally, Mr. Frost received 120,000 restricted shares on January 31, 2015, that vested on January 31, 2025. Mr. Frost will also be entitled to receive stock grants and future stock options and other equity-based awards as authorized by our executive compensation committee and/or our Chief Executive Officer. Since January 1, 2017, Mr. Frost has served as our Senior Vice President Corporate Development and Prepaid Products at-will with a salary of $200,000 per annum effective November 22, 2021, which was raised from $172,000 per annum effective October 12, 2020.

Mr. Carter has 175,000 restricted shares of common stock which will vest on December 31, 2029. Mr. Carter will also be entitled to receive stock grants and future stock options and other equity-based awards as authorized by our executive compensation committee and/or our Chief Executive Officer. From December 2, 2019, to February 17, 2023, Mr. Carter served as our Executive Vice President, Payment Acceptance, at-will with a salary of $205,000 per annum, raised to $250,000 per annum effective November 22, 2021. Effective on February 17, 2023, the Company entered into an employment agreement with Mr. Carter. Under the terms of this agreement, Mr. Carter receives an annual salary of $250,000 and Override/Commissions of 10% of the actual cash commissions paid to salespersons under direct management of Mr. Carter to be paid quarterly, and at signing he received a one-time signing bonus of $40,000.

On April 1, 2020, the Company granted 1,444,000 shares of restricted common stock with a 10-year vesting period and 103,000 RSUs with a 3-year vesting period to employees and directors as a performance bonus at an issue price of $1.08 per share. Executive officers and directors included in the grants were Louis Hoch (300,000 shares), Tom Jewell (200,000 shares), Blaise Bender (10,000 RSUs) and Brad Rollins (30,000 RSUs).

The Company granted 319,900 shares of common stock with a 10-year vesting period and 141,900 RSUs with a 3-year vesting period to employees and directors as a performance bonus on November 18, 2021, at an issue price of $6.39 per share. Executive officers and directors included in the 10-year grant were Louis Hoch (100,000 shares), Tom Jewell (50,000 shares), Greg Carter (30,000 shares) and Houston Frost (25,000 shares). Executive officers included in the RSU grant were Louis Hoch (30,000 RSUs), Tom Jewell (21,000 RSUs), Greg Carter (9,000 RSUs) Houston Frost (6,000 RSUs), Blaise Bender (12,000 RSUs), Brad Rollins (12,000 RSUs) and Ernesto Beyer (12,000 RSUs).

The Company granted 1,000 RSUs with a three-year vesting period to Houston Frost as a performance bonus on February 8, 2022, at an issue price of $3.32 per share.

The Company granted 1,403,000 shares of restricted common stock with a 10-year vesting period and 273,000 RSUs with a 3-year vesting period to employees and executive officers as a performance bonus on February 8, 2023, at an issue price of $1.75 per share. Executive officers included in the 10-year restricted stock grant were Louis Hoch (330,000 shares), Tom Jewell (200,000 shares), Greg Carter (100,000 shares) and Houston Frost (100,000 shares). Executive officers included in the RSU grant were Louis Hoch (33,000 RSUs), Tom Jewell (21,000 RSUs), Greg Carter (12,000 RSUs) and Houston Frost (12,000 RSUs).

On February 21, 2023, the Company granted 730,000 shares of restricted common stock with a 10-year vesting period and 78,000 RSUs with a 3-year vesting period to employees as performance bonus at an issue price of $1.75 per share. Executive officers included in the grant were Louis Hoch (330,000 shares and 33,000 RSUs), Tom Jewell (200,000 shares and 21,000 RSUs), Greg Carter (100,000 shares and 12,000 RSUs), and Houston Frost (100,000 shares and 12,000 RSUs).

On June 21, 2024, the Company granted 966,000 shares of restricted common stock with a 10-year vesting period and 277,200 RSUs with a 3-year vesting period to officers and employees as a performance bonus at an issue price of $1.55 per share. RSUs vest in equal tranches over their 3-year vesting period, while 10-year grants are cliff vesting, and vest in full at the conclusion of their 10-year vesting period. Upon vesting, employees will be issued shares. Executive officers included in the 10-year restricted stock grant were Louis Hoch (160,000 shares), Michael White (120,000 shares), Greg Carter (80,000 shares), and Houston Frost (40,000 shares). Executive officers included in the RSU grant were Louis Hoch (21,000 RSUs), Michael White (18,000 RSUs), Greg Carter (18,000 RSUs), and Houston Frost (12,000 RSUs).

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of unvested stock awards by grant date outstanding on December 31, 2024, the last day of our fiscal year, to each of the Named Executive Officers included in the Summary Compensation Table. Share numbers have been adjusted for 1-for-15 reverse stock split effective July 23, 2015.

Stock awards
Name	Grant Date	Number of shares or units of stock that have not vested. (#)	Market value of shares or units of stock that have not vested. ($)(1)
Louis A. Hoch
	12/29/2014	533,334 (2)	917,332
	11/22/2017	300,000 (3)	516,000
	4/1/2020	300,000 (4)	516,000
	11/18/2021	100,000 (5)	172,000
	11/18/2021	20,000 (6)	34,400
	2/21/2023	330,000 (10)	567,600
	2/21/2023	33,000 (11)	56,760
	6/21/2024	160,000 (12)	248,000
	6/21/2024	21,000 (13)	33,550

Michael White	6/21/2024	120,000 (12)	186,000
	6/21/2024	18,000 (13)	27,900

Houston Frost
	12/23/2014	146,667 (7)	252,266
	11/22/2017	100,000 (3)	172,000
	4/1/2020	150,000 (4)	258,000
	11/18/2021	25,000 (5)	43,000
	11/18/2021	4,000 (6)	6,880
	2/8/2022	1,000 (8)	1,720
	2/22/2023	100,000 (10)	172,000
	2/22/2023	12,000 (11)	20,640
	6/21/2024	40,000 (12)	62,000
	6/21/2024	12,000 (13)	18,600

Greg Carter
	12/31/2019	175,000 (9)	301,000
	11/18/2021	30,000 (5)	51,600
	11/18/2021	6,000 (6)	10,320
	2/21/2023	100,000 (10)	172,000
	2/21/2023	12,000 (11)	20,640
	6/21/2024	80,000 (12)	124,000
	6/21/2024	18,000 (13)	27,900

(l)      Calculated using the Nasdaq Capital Market closing price of $1.72 per share of our common stock on the last trading day of our fiscal year, or December 31, 2023.

(2)     Vests on December 29, 2024, or earlier upon a change of control.

(3)     Vests on November 22, 2027, or earlier upon a change of control.

(4)     Vests on April 1, 2030, or earlier upon a change of control.

(5)     Vests on November 18, 2031, or earlier upon a change of control.

(6)     Vests in two equal tranches on November 18, 2023 and 2024 or earlier upon a change of control.

(7)     Vests on December 23, 2024, or earlier upon a change of control.

(8)     Vests in three equal tranches on February 8, 2023, 2024 and 2025 or earlier upon a change of control.

(9)     Vests on December 31, 2029, or earlier upon a change of control.

(10)   Vests on November 21, 2034, or earlier upon a change of control.

(11)   Vests on November 21, 2026, or earlier upon a change of control.

(12)   Vests on June 21, 2034, or earlier upon a change of control.

(13)   Vests in three equal tranches on June 21, 2025, 2026 and 2027, or earlier upon a change of control.

Retirement Benefits

We do not have any qualified or non-qualified defined benefit plans. We do have a tax-qualified defined contribution plan pursuant to Section 401(k) of the Code. All of our eligible full and part-time employees who meet certain age requirements may participate in these 401(k) plans. Participants may contribute between 1% and 80% of their pre-tax compensation but may not contribute more than the maximum as mandated by law. The 401(k) plan allows for us to make discretionary and matching contributions. In 2024 and 2023, the Company matched 100% of employee contributions up to 3% and 50% of the employee contribution over 3% with a maximum employee contribution of 5%. The Company made matching contributions of $205,485 and $280,619 in 2024 and 2023, respectively.

Non-qualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change of Control

The employment agreements we entered into with Mr. Hoch and Mr. Carter each provide for potential payments upon termination or a change of control.

Pursuant to our employment agreement with Louis Hoch, Chairman of the Board, President, Chief Executive and Operating Officer, as amended, in the event of change in control, termination without cause, or non-renewal of the employment agreement, we will be liable for separation payments, equaling an amount of (a) 2.95 times the base salary and bonus payments, plus (b) a pro rata portion of the annual bonus based on the number of days elapsed in the year prior, plus (c) 2.0 times the base salary for non-competition, and (d) one year of continuing other benefits. We will also accelerate vesting of stock incentive awards, which as of December 31, 2024, is approximately $3,134,716.

In the case of termination of the agreement due to the death of Mr. Hoch, we will be liable for separation payments, equaling an amount of 2.95 times the base salary. The deferred compensation does not include amounts paid or accrued to Mr. Hoch for bonuses or bonus compensation, benefits, or equity awards. Unpaid and unearned bonus compensation or bonus deferred compensation will be forfeited. No deferred compensation will be due as long as we and/or an insurance company continue to pay Mr. Hoch’s base salary, minus any monthly base salary already paid to the executive prior to his death pursuant to his disability, to his estate for a period of up to 36 months. If these continuing payments cease before 36 months, we will have to pay his estate the deferred compensation minus any base salary payments within 30 days of the cessation. Further, all stock options and other equity-based awards issued to the executive and all restricted stock granted to Mr. Hoch shall continue on their vesting schedule.

In the case of termination of the agreement due to disability without death by Mr. Hoch, we will be liable for separation payments, equaling an amount of disability benefits constituting base salary for 36 months. Unpaid and unearned bonus compensation or bonus deferred compensation is forfeited. Further, all stock options and other equity-based awards issued to Mr. Hoch and all restricted stock granted to Mr. Hoch shall continue on their vesting schedule. No further compensation will be due for compliance with the agreements’ non-compete, non-solicitation and disparagement clauses.

Pursuant to our employment agreement with Mr. Carter, our Executive Vice President, Payment Acceptance, in the event of a change in control, termination upon our default, by Mr. Carter without cause, we will be liable for separation payments. The deferred compensation shall be the amount which is calculated as the base salary payments Mr. Carter would have received had his employment continued for the remaining term of the employment agreement (including yearly increases calculated at the maximum increase for the prior two years), plus all of the benefits remaining under the employment agreement and a pro-rata portion of the bonus compensation for that year. In addition, all stock options and other equity-based awards and restricted stock granted to Mr. Carter will become fully vested.

None of our other Named Executive Officers is entitled to any payments upon termination or a change of control.

Other Compensation Matters

Clawback Policy

The Company adopted a clawback policy in compliance with the Dodd-Frank Act, Exchange Act Rule 10D-1 and Nasdaq Listing Rule 5608, effective November 6, 2023.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company does not grant stock options, stock appreciation rights, or similar instruments with option-like features and has no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.

Pay Versus Performance

The following tables sets forth information concerning the compensation of our chief executive officer, or “CEO,” and, on an average basis, the compensation of our non-CEO Named Executive Officers, or “non-CEO NEOs,” for each of the fiscal years ending December 31, 2024, 2023 and 2022, as such compensation relates to our financial performance for each such fiscal year.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year	Summary Compensation Table for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(3)	Net Income ($ in thousands)
2024	1,348,447	684,307	391,268	289,590	54.68	3,305
2023	1,245,037	570,214	563,906	275,806	100.00	(475)
2022	621,168	(2,979,368)	280,042	(843,404)	61.80	(5,483)

(1) For each year in the above table, the PEO is Louis A. Hoch, President and Chief Executive Officer. For 2022 and 2023, the non-PEO NEOs were Tom Jewell, former Chief Financial Officer, Houston Frost, Senior Vice President, and Greg Carter, Executive Vice President, and for 2024, the non-PEO NEOs were Messers. Frost and Carter and Michael White, Senior Vice President and Chief Accounting Officer.

(2) Compensation actually paid for the PEO and average compensation actually paid for our non-PEO NEOs in 2022, 2023 and 2024 reflect the respective amounts set forth in columns (b) and (d), adjusted in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year.

2024	PEO 2024 ($)	Average Non-PEO NEOs 2024 ($)
Summary Compensation Table Total	1,348,447	391,268
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	280,550	12,610
Plus, Fair Value for Award Granted in the Covered Year	(17,190)	(10,920)
Change in Fair Value of Outstanding Unvested Awards from Fair Value of Outstanding Unvested Award from Prior Years	(372,927)	(80,224)
Change in Fair Value of Awards from Prior Year that Vested in the Covered Year	6,527	2,076
Compensation Actually Paid	684,307	289,590

2023	PEO 2023 ($)	Average Non-PEO NEOs 2023 ($)
Summary Compensation Table Total	1,245,037	563,906
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	577,500	259,583
Plus, Fair Value for Award Granted as of the End of the Covered Year	(10,890)	(4,450)
Change in Fair Value of Outstanding Unvested Awards from Fair Value of Outstanding Unvested Award from Prior Years	(87,033)	(24,247)
Change in Fair Value of Awards from Prior Year that Vested in the Covered Year	600	180
Compensation Actually Paid	570,214	275,806

2022	PEO 2022 ($)	Average Non-PEO NEOs 2022 ($)
Summary Compensation Table Total	621,168	280,042
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	-	1,120
Plus, Fair Value for Award Granted as of the End the Covered Year	-	(633)
Change in Fair Value of Outstanding Unvested Awards from Fair Value of Outstanding Unvested Award from Prior Years as of the End the Covered Year	(3,396,535)	(1,118,026)
Change in Fair Value of Awards from Prior Year that Vested in the Covered Year	(23,333)	(3,667)
Compensation Actually Paid	(2,979,368)	(843,404)

(3) Total Shareholder Return assumes $100 was invested in our common stock on December 31, 2024, and assumes the reinvestment of all cash dividends prior to any tax effect and retention of all stock dividends.

Relationship Between Pay and Performance

The relationship between compensation actually paid to our NEO and the average of the compensation actually paid to our other non-PEO NEOs and the performance measures shown in the table above is described in further detail below. As illustrated below, the compensation actually paid to our PEO and the other non-PEO NEOs, as calculated in accordance with the SEC requirements, has generally increased over the full three-year period as have the performance measures of TSR and net income disclosed in the table above.

Relationship Between Compensation Actually Paid to our PEO and the Average Compensation Actually Paid to our Non-PEO NEOs vs. Net Income Across the Last Three Completed Fiscal Years.

From 2022 to 2024, the compensation actually paid to our PEO and the average of the compensation actually paid to the non-PEO NEOs increased by 117.15% and 39.72%, respectively, compared to an increase in the Company’s net income of $8,788,000, or approximately 160.28%, over the same period.

PROPOSAL NO. 2 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Exchange Act. As required pursuant to Section 14A of the Exchange Act, Proposal No. 2 is a non-binding, advisory proposal on the compensation that we paid to our Named Executive Officers for the year ended December 31, 2024. The Board of Directors is providing stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our Named Executive Officers for the year ended December 31, 2024.

We believe in the power of open disclosure and know the only way to build and strengthen our reputation and our Company is through honesty and trust. In connection with that belief and as required by SEC rules, we are asking our stockholders to approve, on an advisory basis, the compensation that we paid to our Named Executive Officers.

As discussed under the heading “Executive Compensation – Compensation Philosophy and Objectives” in this Proxy Statement, our compensation philosophy is to reward executive officers for the achievement of short and long-term corporate and individual performance, as measured by the attainment of specific goals for the creation of long-term stockholder value. Also, to ensure that we are strategically and competitively positioned for the future, the Compensation Committee has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, expanding markets, pursuing growth opportunities, and achieving other long-range business and operating objectives. The level of compensation should also allow us to attract, motivate, and retain talented executive officers that contribute to our long-term success. The Board is asking stockholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrates:

• our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and competitive with those of other companies in our industry;

• the design of our compensation programs is intended to reward our Named Executive Officers for the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and

• our strong emphasis on the alignment of the incentives of our Named Executive Officers with the creation of increased stockholder value.

Required Vote and Voting Recommendation

Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

Your Board of Directors is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

 “RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of our Names Executive Officers as disclosed pursuant to the compensation disclosure rules of SEC, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation.”

PROPOSAL NO. 3 - APPROVAL OF THE USIO, INC. 2025 COMPREHENSIVE EQUITY INCENTIVE PLAN

We are asking stockholders to approve the Usio, Inc. 2025 Comprehensive Equity Incentive Plan, which we refer to as the 2025 Plan. Our Board of Directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting and retaining the best available personnel for positions of substantial responsibility; providing additional incentive to employees, directors and consultants; and promoting the success of the Company’s business. We believe that a stock-based compensation program is central to this objective. On March 24, 2025, upon the recommendation of the Compensation Committee, and subject to stockholder approval, the Board of Directors adopted the 2025 Plan. The 2025 Plan is intended to replace the 2015 Plan. If our stockholders approve the 2025 Plan at the Annual Meeting, then we will terminate the 2015 Plan after the Annual Meeting. There are outstanding awards for 7,889,455 shares of common stock under the 2015 Plan and 5,510,845 shares of common stock remain reserved for issuance under the 2015 Plan. Upon termination of the 2015 Plan, no additional awards will be granted under that plan.

If the 2025 Plan is approved, it will contribute to a potential dilution of approximately 42%. This potential dilution was calculated by adding (i) the total number of shares available for issuance under the 2025 Plan and (ii) all unvested shares and unexercised stock options previously awarded and outstanding under the Company’s prior equity incentive plans, divided by (iii) the total number of shares of outstanding common stock of the Company. In considering this proposal, stockholders should also be aware that the average number of shares granted per year under all long-term incentive plans over the last three fiscal years, divided by the number of shares outstanding, is approximately 38%, a percentage we believe is consistent with companies of our size. The Company anticipates that the requested number of shares for the 2025 Plan will be sufficient to meet the needs of our long-term incentive program for at least two years.

The following is a brief summary of the 2025 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Authorized Shares

A total of 5,250,000 shares of our common stock will be reserved for issuance pursuant to the 2025 Plan. In addition, subject to Section 13 of the 2025 Plan, such aggregate number of shares of common stock will automatically increase on January 1st of each year for a period of ten years commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to 5% of the total number of shares of common stock, outstanding on December 31st of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. If an award expires or is terminated, surrendered or cancelled or otherwise becomes unexercisable without having been exercised in full, is forfeited in whole or in part or is forfeited due to failure to vest, then the unpurchased shares (or the forfeited or unused shares) will become available for future grant under the 2025 Plan. Shares that have actually been issued under the 2025 Plan under any award will not be returned to the 2025 Plan; provided, however, that if shares issued pursuant to awards under the 2025 Plan are forfeited due to a failure to vest, such shares will become available for future grant under the 2025 Plan. To the extent an award is settled or paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the 2025 Plan. Shares repurchased by us on the open market using proceeds from the exercise of an award will not increase the number of shares available for issuance under the 2025 Plan.

Plan Administration

Subject to the provisions of the 2025 Plan and applicable law, the Compensation Committee (or its delegate) has the authority to administer the 2025 Plan and make all determinations deemed necessary or advisable for administering the 2025 Plan, such as the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2025 Plan, determine the terms and conditions of awards (such as the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2025 Plan and awards granted under it, prescribe, amend, and rescind rules relating to the 2025 Plan, including creating sub-plans, modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards and determine the timing and characterization or reason for a participant’s termination of employment or service with us.

Eligibility

Awards may be granted to employees, consultants, or directors of the Company or any parent or subsidiary of the Company, provided that incentive stock options may be granted only to employees.

Types of Awards

Stock Options

We are able to grant stock options under the 2025 Plan. The per share exercise price of options granted under the 2025 Plan must be at least equal to the fair market value of a share of our common stock on the date of grant. The term of an option will not exceed 10 years, except that with respect to any incentive stock option granted to any participant who owns more than 10% of the voting power of all classes of stock of ours or any parent or subsidiary corporations, the term must not exceed five years and the per share exercise price must equal at least 110% of the fair market value of a share of our common stock on the grant date. The Compensation Committee determines the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the Compensation Committee, as well as other types of consideration permitted by applicable law or any combination thereof. After the termination of service of a participant, he or she will be able to exercise his or her option (to the extent it has vested as of the date of the termination of service) for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2025 Plan, the Compensation Committee determines the other terms of options.

Restricted Stock

We are able to grant restricted stock under the 2025 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the Compensation Committee. The Compensation Committee determines the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2025 Plan, the terms and conditions of such awards. The Compensation Committee is able to impose whatever conditions to vesting it determines to be appropriate (for example, the Compensation Committee will be able to set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the Compensation Committee has the discretion to accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the Compensation Committee provides otherwise; provided, however, that if dividends are paid in shares, such dividends will be subject to the same vesting schedule and restrictions as the restricted stock awards. Shares of restricted stock that do not vest will be subject to forfeiture.

RSUs

We are able to grant RSUs under the 2025 Plan. Each RSU is a bookkeeping entry representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of the 2025 Plan, the Compensation Committee determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The Compensation Committee is able to set vesting criteria based upon continued employment or service, the achievement of company-wide, divisional, business unit, or individual goals, or any other basis determined by the Compensation Committee in its discretion. The Compensation Committee has the discretion to pay earned restricted stock units in the form of cash, in shares or in some combination thereof. The Compensation Committee also has the discretion to accelerate the time at which any restrictions will lapse or be removed.

Performance Units and Performance Shares

We are able to grant performance units and performance shares under the 2025 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the Compensation Committee are achieved or the awards otherwise vest. The Compensation Committee will establish performance objectives or other vesting criteria for a defined performance period (including continued employment or service) in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The Compensation Committee is able to set performance objectives based on the achievement of company-wide, divisional, business unit, or individual goals, or any other basis determined by the Compensation Committee in its discretion. After the grant of a performance unit or performance share, the Compensation Committee has the discretion to reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units will have an initial dollar value established by the Compensation Committee on or prior to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date. The Compensation Committee will have the discretion to pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Other Share-Based Awards

We are able to grant other share-based awards under the 2025 Plan. Subject to the provisions the 2025 Plan, the Compensation Committee will determine the terms and conditions of such awards.

Non-Transferability of Awards

Unless the Compensation Committee provides otherwise, the 2025 Plan generally does not allow for the transfer of awards (other than by will, by the laws of descent or distribution or to a trust or estate planning vehicle that is approved by the Compensation Committee) and only the recipient of an award is able to exercise an award during his or her lifetime. If the Compensation Committee makes an award transferrable, such award will contain such additional terms and conditions as the Compensation Committee deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization or applicable laws, regulations, or accounting principles, to prevent diminution or enlargement of the benefits or potential benefits available under the 2025 Plan, the Compensation Committee will, subject to compliance with Section 409A of the Code and other applicable law, adjust the number and class of shares that may be delivered under the 2025 Plan and/or the number, class and price of shares covered by each outstanding award, the terms and conditions of any outstanding award and the numerical share limits set forth in the 2025 Plan.

Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, the Compensation Committee will notify participants as soon as practicable, and all awards will terminate immediately prior to the consummation of such proposed transaction.

Change in Control

The 2025 Plan provides that in the event of a Change in Control (as defined in the Plan), if the participant’s employment is terminated by the Company other than for Cause (as defined in the Plan) or if the participant terminates his or her employment for Good Reason (as defined in the Plan) within 24 months following the Change in Control or if the Company (or its successor) terminates or does not assume awards under the 2025 Plan or substitute or equitably convert such awards after a Change in Control, then the participant’s outstanding awards will fully vest, all restrictions on such outstanding awards will lapse, all performance goals or other vesting criteria applicable to such outstanding awards will be deemed achieved at 100% of target levels (unless specifically provided otherwise under the applicable award agreement, policy, or other written agreement with the participant) and such outstanding awards will become fully exercisable.

In addition, in the event of a Change in Control, each outside director’s options, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and restricted stock units, if any, will lapse and all performance goals or other vesting requirements for his or her performance shares and units, if any, will be deemed achieved at 100% of target levels and all other terms and conditions met (unless specifically provided otherwise under the applicable award agreement, policy, or other written agreement with the outside director).

Forfeiture and Clawback

All awards granted under the 2025 Plan will be subject to recoupment under any clawback policy that we have in place from time to time, including any policy that we are required to adopt pursuant to the listing standards of NASDAQ or under applicable law. In addition, the Compensation Committee will be able to provide in an award agreement that the recipient's rights, payments, and benefits with respect to such award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events. In the event of certain accounting restatement, the recipient of an award will be required to repay a portion of the proceeds received in connection with the settlement of an award earned or accrued under certain circumstances.

Prohibition on Repricing

Except as provided in the anti-dilution provisions of the 2025 Plan, outstanding stock options cannot be repriced, directly or indirectly, without the prior approval of the Company’s stockholders. The exchange of an “underwater” stock option (i.e., a stock option having an exercise price or base price in excess of the current market value of the underlying stock) for another award or for cash would be considered an indirect repricing and would, therefore, require the prior approval of the Company’s stockholders.

Amendment; Termination

The board of directors will have the authority to amend, suspend or terminate the 2025 Plan provided such action does not impair the existing rights of any participant and provided, that to the extent required by the Code or the rules of the NASDAQ Stock Market, such other exchange upon which the Company’s common stock is either quoted or traded, or the SEC, stockholder approval shall be required for any material amendment of the Plan. The 2025 Plan will automatically terminate in 2035, unless we terminate it sooner.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2025 Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have taxable income upon the grant of an incentive stock option. Also, except as described below, a participant will not have taxable income upon the exercise of an incentive stock option if the participant has been employed by Usio or its parent or subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have taxable income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The income tax consequences will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be taxed as long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the profit, or a portion thereof, will be taxed as compensation income (i.e., ordinary income). Any capital gain will be long-term if the participant has held the stock for more than one year from the date of exercise and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year from the date of exercise and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have taxable income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the fair market value of the stock on the day the participant exercises the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year from the date of exercise and otherwise will be short-term.

Restricted Stock Awards. A participant will not have taxable income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the stock on the date of grant less the purchase price, and no taxable income will be recognized on the date the stock vests. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the date of grant. If the participant does not make a Section 83(b) election, then the participant will have compensation income when the stock vests equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year from the date of vesting (or the date of grant if a Section 83(b) election is made) and otherwise will be short-term.

Restricted Stock Units. A participant will not have taxable income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit is settled, the participant will have compensation income on the settlement date in an amount equal to the fair market value of the stock on the settlement date less the purchase price, if any. If the restricted stock unit is settled in stock, when the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the settlement date. Any capital gain or loss will be long-term if the participant held the stock for more than one year from the settlement date and otherwise will be short-term.

Performance Shares and Performance Units. Performance shares awards and performance unit awards have similar tax consequences to restricted stock awards and restricted stock unit awards, respectively.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the 2025 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

Section 409A. All awards granted under the 2025 Plan are intended to be exempt from, or comply with, the rules under Section 409A of the Code. Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties.

New Plan Benefits

Future awards under the 2025 Plan to our executives will be made by the Compensation Committee in its discretion. The Compensation Committee currently anticipates granting additional equity incentive compensation awards pursuant to the 2025 Plan. The Participants and the terms and conditions of future awards under the 2025 Plan cannot be determined at this time.

Because the Compensation Committee will make future awards at its discretion, we cannot determine the number of awards that may be made in the future to our executive officers.

Vote Required

Approval of the 2025 Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

Your Board of Directors recommends that stockholders vote to approve the Usio, Inc. 2025 Comprehensive Equity Incentive Plan.

PROPOSAL NO. 4 - RATIFICATION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended, and the Board has appointed, Pannell Kerr Forster of Texas, P.C., as our independent registered public accounting firm for the year ending December 31, 2025. Representatives of Pannell Kerr Forster of Texas, P.C., are expected to be present at the 2025 Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Pannell Kerr Forster of Texas, P.C., to our stockholders for ratification to permit stockholders to participate in this important corporate decision.

In April 2024, the Company was informed by its long-standing independent registered public accounting firm, ADKF, P.C. (“ADKF”), that it declined to stand for re-appointment as the Company’s independent registered public accounting firm because it had made a strategic decision to focus their audit practice on non-issuer entities. In anticipation of the possibility of ADKF’s declining to stand for re-appointment, the Company undertook a selection process to determine an appropriate independent registered public accounting firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. On April 12, 2024, the Audit Committee approved the engagement of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm effective immediately.

The audit reports of ADKF on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2023 and 2022, and through April 12, 2024, there were no: (i) disagreements with ADKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to ADKF’s satisfaction, would have caused ADKF to make reference to the subject matter thereof in its reports for such years; or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided ADKF with a copy of the disclosures set forth above prior to filing the Company’s Current Report on Form 8-K with the SEC on April 17, 2024 (the “8-K”) and requested from ADKF a letter addressed to the SEC indicating whether it agrees with such disclosures. A copy of ADKF’s letter dated April 17, 2024 was attached as Exhibit 16.1 to the 8-K.

During the years ended December 31, 2023 and 2022, and the subsequent interim period through April 12, 2024, the Company did not consult with Pannell Kerr Forster of Texas, P.C. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that PKF concluded was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, as such terms are defined in Item 304(a)(1)of Regulation S-K.

Required Vote and Voting Recommendation

Ratification of the appointment of Pannell Kerr Forster of Texas, P.C., requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock entitled to vote. Accordingly, an abstention will have the effect of a negative vote. Because this Proposal is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this Proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this Proposal, your broker may cast a vote on your behalf for this Proposal. In the event ratification is not obtained, the Audit Committee and the Board will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.

Your Board of Directors recommends a vote FOR the ratification of Pannell Kerr Forster of Texas, P.C. as our independent registered public accounting firm for the year ending December 31, 2025.

Principal Accountant Fees and Services

Pannell Kerr Foster of Texas, P.C. audited our financial statements for 2024. ADKF, P.C. audited our financial statements for 2023. The aggregate fees billed to us for professional accounting services, including the audit of our annual consolidated financial statements by our independent registered public accounting firm for the years ended December 31, 2024 and 2023, are set forth in the table below.

	Year Ended December 31,
	2024	2023
Audit fees	$175,000	$152,000
Audit-Related Fees	--	--
Tax fees	$44,000	$21,000
Other fees	--	--
Total fees	219,400	$173,000

For purposes of the preceding table, the professional fees are classified as follows:

Audit Fees. Audit fees include fees for professional services billed for the audit of the consolidated financial statements included in our annual report on Form 10-K filing, the review of consolidated financial statements included in our quarterly reports on Form 10-Q filings, comfort letters, consents, and assistance with and review of documents filed with the SEC. The fees include amounts billed to us during each respective calendar year.

Audit-Related Fees. Audit-Related fees include the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees. We did not pay any audit-related fees in 2023 or 2024.

Tax Fees. Tax fees include fees for professional services rendered by our independent registered public accounting firm for tax compliance, tax planning and tax advice. Tax compliance involves preparation of original and amended tax returns. Tax planning and tax advice encompass a diverse range of subjects, including assistance with tax audits and appeals, tax advice related to dispositions, and requests for rulings or technical advice from taxing authorities. The fees include amounts billed to us during each respective calendar year.

Other Fees. Other fees may include fees for professional services rendered by our independent registered public accounting firm for fees other than represented in Audit Fees and Tax Fees. We did not pay any other fees to our independent registered public accounting firm in 2023 or 2024.

Audit Committee Pre-Approval Policies and Procedures

We may not engage our independent registered public accounting firm to render any audit or non-audit service unless our Audit Committee approves the service in advance. All of the services performed by our independent registered public accounting firm described above were approved in advance by our Audit Committee.

Report of the Audit Committee

In 2024, the Audit Committee was comprised of our independent directors, Messrs. Bender (chair), Rollins, and Beyer and Mrs. Miller.

The Audit Committee’s purpose is to assist the Board of Directors in its general oversight of our financial reporting, internal control, and audit functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Pannell Kerr Foster of Texas, P.C. was responsible for performing an independent audit of the consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board in 2024. ADKF, P.C. was responsible for performing an independent audit of the consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board in 2023.

In this context, the Audit Committee hereby reports as follows:

1.         The Audit Committee has reviewed and discussed the audited financial statements with Usio’s management.

2.         The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

3.         The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firms’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence.

4.         Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Usio’s Annual Report on Form 10-K for the year ended December 31, 2024, and for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Audit Committee.

Blaise Bender             Ernesto Beyer             Elizabeth Michelle Miller        Bradley Rollins

(Chairman)                  (Director)                     (Director)                                    (Director)

GENERAL INFORMATION

Below you will find general information on Stockholder Proposals, “Householding” of Proxy Materials, and more specific instructions on how to vote, which can be found on your proxy voting card.

Stockholder Proposals

There are no stockholder proposals for the 2025 Annual Meeting. If you would like information on submitting a stockholder proposal to be included in the 2026 Proxy Statement and Annual Meeting, please refer to the information below.

How do I submit a Shareholder Proposal to be Included in the Proxy Statement?

You must submit your proposal to our secretary no later than December 31, 2025 – 120 calendar days before the anniversary of this Proxy Statement release. This is to comply with Rule 14a-8 under the 1934 Act.

What if the date of the 2024 Annual Meeting is significantly different?

If the date of the Annual Meeting is changed by more than 30 days, the proposal must be submitted to our Secretary by the close of business on the later of:

90 days prior to the Annual Meeting, OR

7 days following the first public announcement of the Annual Meeting date.

How do I Nominate Directors?

You may submit nominees at the Annual Meeting in accordance with our Amended and Restated Bylaws and applicable SEC requirements. A stockholder who intends to solicit proxies in support of director nominees other than Company’s nominees must also comply with all other requirements of Rule 14a-19 under the Exchange Act, including providing notice to the Company no later than April 11, 2026. The Company will disregard any proxies solicited for a stockholder’s director nominee(s) if such stockholder fails to comply with such requirements. We will not consider any proposal or nomination that is not timely or otherwise does not meet the requirements of our Amended and Restated Bylaws and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Please see the description below regarding certain additional requirements regarding stockholder nominations and proposals to be properly brought before the 2025 Annual Meeting set forth in our Amended and Restated Bylaws and also “Director Nominations” on page 8.

Who Presents the Proposal at the Meeting?

The Stockholder proponent, or a representative who is qualified under state law, must appear in person at the 2026 Annual Meeting of Stockholders to present the proposal.

How Should I Send my Proposal?

Please send your proposal to our Secretary at:

Usio, Inc.
3611 Paesanos Parkway, Ste. 300
San Antonio, Texas 78231

We strongly suggest that proposals are sent by Certified Mail – Return Receipt Requested.

What Must be Included in My Notice that I send to the Secretary?

1.     A brief description of the proposed business

2.     The text of the proposal

3.     Reasons for conducting the business at the meeting

4.     Name and address (as they appear on our books) of the shareholder proposing such business

5.     The beneficial owner (if any) on whose behalf the proposal is made

6.     Any material interest of the shareholder in such business

7.     Any other information required by proxy proposal submission rules of the SEC

According to our Amended and Restated Bylaws, Usio must receive timely written notice of any stockholder nominations and proposals to be properly brought before the 2026 Annual Meeting. To be timely, such notice must be delivered to the Usio Secretary at the principal executive offices set forth on the first page of this proxy statement between February 10, 2026, and the close of business on March 12, 2026. The Amended and Restated Bylaws also specify requirements as to the form and content of a stockholder’s notice and allow the chair of the meeting at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. These provisions may defer, delay, or discourage a potential acquiror from conducting a solicitation of proxies to elect the acquiror’s own slate of directors or otherwise attempting to influence or obtain control of Usio.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for us. Under this procedure, multiple stockholders who share the same last name and address will receive only one copy or the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in May of each year, by notifying us in writing at: Secretary, Usio, Inc., 3611 Paesanos Parkway, Suite 300, San Antonio, TX 78231, or by contacting us at (210) 249-4100. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (210) 249-4100, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

Other Matters

Your Board of Directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the 2025 Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors.

Louis A. Hoch Chairman of the Board, President and Chief Executive & Operating Officer San Antonio, Texas

The Notice of Annual Meeting, Proxy Statement, form of proxy and our 2024 Annual Report on Form 10-K are available at www.proxyvote.com. We will provide copies of our Proxy Statement and our 2024 Annual Report free of charge upon request. We will also provide copies of exhibits to our 2024 Annual Report but may charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Usio, Inc., 3611 Paesanos Parkway, Suite 300, San Antonio, TX 78231.

Thank You

Thank you for being a shareowner of Usio, Inc.

http://usio.com/

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APPENDIX A - USIO, INC. 2025 COMPREHENSIVE EQUITY INCENTIVE PLAN

1.            Purposes of the Plan. The purposes of this Plan are:

• to attract and retain the best available personnel for positions of substantial responsibility;

• to provide additional incentive to Employees, Directors and Consultants; and

• to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares and Other Share-Based Awards.

2.            Definitions. As used herein, the following definitions will apply:

a)            “Administrator” means the Committee.

b)            “Affiliate” means any Subsidiary or Parent of the Company, or an entity that, directly or indirectly or through one or more intermediaries, controls, is controlled by or is under common control with the Company, as determined by the Administrator.  The Administrator will consider Section 409A and the rules for Incentive Stock Options, to the extent applicable, when granting and administering Awards to Service Providers of Affiliates that are not the Company or a Subsidiary or Parent of the Company.

c)            “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder including, but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

d)            “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Share-Based Awards.

e)            “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

f)             “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

g)            “Board” means the Board of Directors of the Company.

h)            “Cause” means, in the absence of an Award Agreement or employment or service agreement with the Participant otherwise defining Cause, (i) a Participant’s conviction of or indictment for, or the Participant’s pleading guilty or nolo contendere to any crime (whether or not involving the Company or any Parent or Subsidiary of the Company) (A) constituting a felony or (B) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Company or any Parent or Subsidiary of the Company, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or any Parent or Subsidiary of the Company; (ii) conduct of a Participant, in connection with his employment or service, that has, or could reasonably be expected to result in, material injury to the business or reputation of the Company or any Parent or Subsidiary of the Company; (iii) any material violation of the policies of the Company or any Parent or Subsidiary of the Company including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or any Parent or Subsidiary of the Company; (iv) willful neglect in the performance of a Participant’s duties for the Company or any Parent or Subsidiary of the Company or willful or repeated failure or refusal to perform such duties; (v) acts of willful misconduct on the part of a Participant in the course of his employment or service that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Parent or Subsidiary of the Company; (vi) embezzlement, misappropriation or fraud committed by a Participant or at his direction, or with his personal knowledge, in the course of his employment or service, that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Affiliate of the Company; or (vii) a Participant’s breach of any material provision of any employment or service agreement that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Affiliate of the Company, which breach is not susceptible to cure, or that is not cured within thirty (30) days after the Participant is given written notice of such breach by the Company; provided, however, that if, subsequent to a Participant’s voluntary termination for any reason or involuntary termination by the Company or any Affiliate of the Company without Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, upon determination by the Administrator, such Participant’s employment or service shall be deemed to have been terminated for Cause for all purposes under this Plan. In the event there is an Award Agreement or an employment or service agreement with the Participant defining Cause, “Cause” shall have the meaning provided in such agreement, and a termination by the Company or any Affiliate of the Company for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or employment or service agreement are complied with. The Administrator shall have the sole discretion to determine whether a Participant has been terminated for Cause.

i)             “Change in Control” means the occurrence of any of the following events:

i.             A change in the ownership of the Company which occurs on the date that any one person (within the meaning of Section 13(d) of the Exchange Act), or more than one person acting as a group (“Group”), acquires Beneficial Ownership of the stock of the Company that, together with the stock held by such person, constitutes more than thirty percent (30%) of the total voting power of the stock of the Company;

ii.             the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Shares and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Corporation”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Shares and the outstanding Company Voting Securities, as the case may be, and (ii) no person (other than (A) the Company or any Subsidiary, (B) the Surviving Corporation or its ultimate parent corporation, or (C) any employee benefit plan or related trust) sponsored or maintained by any of the foregoing is the beneficial owner, directly or indirectly, of more than 50% of the total common stock or more than 50% of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (iii) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”); or

iii.           during any 12-consecutive month period, the individuals who, at the beginning of such period, constitute the Board (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided, however, that except as set forth in this Section 2.i)iii, an individual who becomes a member of the Board subsequent to the beginning of the 12-month period, shall be deemed to have satisfied such 12-month requirement and shall be deemed an Incumbent Director if such Director was elected by or on the recommendation of, or with the approval of, at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such period) or by operation of the provisions of this Section; if any such individual initially assumes office as a result of or in connection with either an actual or threatened solicitation with respect to the election of Directors (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitations of proxies or consents by or on behalf of a person other than the Board, then such individual shall not be considered an Incumbent Director; or

iv.           the sale, transfer, or assignment to, or other action by any person of all or substantially all of the Company’s assets and business in one or a series of related transactions.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation; or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Notwithstanding the foregoing, to the extent an Award or any payment thereunder is considered “deferred compensation” subject to Section 409A of the Code, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Code.

j)             “Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

k)            “Committee” means the compensation committee of the Board, unless another duly authorized committee is designated by the Board, in accordance with Section 4 hereof.  If there is no compensation committee of the Board and the Board does not designate another committee, references herein to the “Committee” shall refer to the Board.

l)             “Common Stock” means the common stock, par value $0.001 per share, of the Company.

m)          “Company” means Usio, Inc., a Nevada corporation, or any successor thereto.

n)            “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.  For the avoidance of doubt, a Consultant will include advisory members of the Board.

o)            “Data” means certain personal information about a Participant including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor.

p)            “Director” means a member of the Board.

q)            “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

r)             “Employee” means any person, including Officers and Inside Directors, employed by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

s)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

t)             “Fair Market Value” means, as of any date, the closing sales price for Common Stock as quoted on any established stock exchange or national market system (including, without limitation, the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of the NASDAQ Stock Market) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable.  If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator.  In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator utilizing a reasonable application of a reasonable valuation method in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(B).

u)            “Fiscal Year” means the fiscal year of the Company.

v)            “Good Reason” means, in the absence of an Award Agreement or employment or service agreement with the Participant otherwise defining Good Reason:

i.             a reduction in Participant’s annual base salary as in effect immediately prior to a Change in Control or as the same may be increased from time to time;

ii.            a change in the principal place of Participant’s employment, as in effect at the time of a Change in Control, to a location more than fifty (50) miles from such principal place of employment, excluding required travel on the Company’s business; or

iii.           the failure by the Company or any successor, without Participant’s consent, to pay to Participant any portion of Participant’s current compensation, or to pay to Participant any portion of any deferred compensation, within ten (10) days of the date any such compensation payment is due.

Notwithstanding the above, an event listed in (i)-(iii) above will only constitute Good Reason if (A) Participant notifies the Board in writing of the underlying circumstances constituting Good Reason within thirty (30) days of the occurrence of the circumstances constituting Good Reason, (B) the Company fails to cure such circumstances within thirty (30) days after receiving written notice thereof, and (C) Participant terminates his or her employment within thirty (30) days after such cure period has expired.

w)           “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

x)            “Inside Director” means a Director who is an Employee.

y)            “Insider” means an Officer or Director of Company or any other person whose transactions in Company’s Common Stock are subject to Section 16 of the Exchange Act.

z)            “Nonstatutory Stock Option” means an Option that does not qualify or is not intended to qualify as an Incentive Stock Option.

aa)         “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

bb)         “Option” means a stock option granted pursuant to the Plan and includes both Incentive Stock Options and Nonstatutory Stock Options.

cc)         “Other Share-Based Award” means an Award granted pursuant to Section 10 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, dividend rights or dividend equivalent rights or Awards with value and payment contingent upon service with performance of the Company, its Subsidiaries or business units thereof or any other factors designated by the Committee.

dd)         “Outside Director” means a Director who is not an Employee.

ee)         “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

ff)           “Participant” means the holder of an outstanding Award.

gg)          “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 9.

hh)         “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 9.

ii)            “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

jj)            “Plan” means this Usio, Inc. 2025 Comprehensive Equity Incentive Plan.

kk)          “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan or issued pursuant to the early exercise of an Option.

ll)            “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

mm)      “Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

nn)         “Securities Act” or “Act” means the Securities Act of 1933, as amended.

oo)         “Service Provider” means an Employee, Director or Consultant.

pp)         “Share” means a share of the Company’s Common Stock, par value $0.001 per share, as adjusted in accordance with Section 13 of the Plan.

qq)         “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.            Stock Subject to the Plan.  (a) Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 5,250,000 Shares. In addition, subject to Section 13 of the Plan, such aggregate number of shares of Common Stock will automatically increase on January 1st of each year for a period of ten years commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding year; provided, however that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.

a)            Lapsed Awards.  For purposes of determining the number of Shares available for issuance under the Plan:

i.             If any Award expires or is terminated, surrendered or cancelled or otherwise becomes unexercisable without having been exercised in full, is forfeited in whole or in part including, without limitation, any Award which is forfeited to the Company due to failure to vest, then the unvested Shares (or, for Awards other than Options, the forfeited or unused Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).

ii.            Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan.

iii.           To the extent an Award under the Plan is settled or paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

iv.           Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of Shares available for issuance under the Plan.

v.            Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(a).

b)            Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.            Administration of the Plan.

a)            Administration; Delegation.  The Plan shall be administered by the Committee.  To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant Awards (except that such delegation shall not be applicable to any Award for a person then covered by Section 16 of the Exchange Act).

b)            Powers of the Administrator.  Subject to the provisions of the Plan and Applicable Law, the Administrator (or its delegate) will have the authority, in its discretion:

i.             to determine the Fair Market Value;

ii.            to select the Service Providers to whom Awards may be granted hereunder;

iii.           to determine the number of Shares to be covered by each Award granted hereunder;

iv.           to approve forms of Award Agreements for use under the Plan;

v.            to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

vi.           to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

vii.          to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

viii.        to modify or amend each Award (subject to Section 19 of the Plan and Applicable Law) including, but not limited to, the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6.b) of the Plan regarding Incentive Stock Options);

ix.           to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 14 of the Plan;

x.            to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xi.           to determine the timing and characterization or reason for a Participant’s termination of employment or service with the Company; and

xii.          to make all other determinations deemed necessary or advisable for administering the Plan.

c)            Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

d)            Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

5.            Eligibility.  Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Share-Based Awards may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6.            Stock Options.

a)            Limitations.  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such options will be treated as Nonstatutory Stock Options.  For purposes of this Section 6.a), Incentive Stock Options will be taken into account in the order in which they were granted.  The fair market value of the shares will be determined as of the time the option with respect to such shares is granted. To the extent that an Option is not designated as an Incentive Stock Option in the Award Agreement, or even if so designated does not qualify, in whole or in part, as an Incentive Stock Option at or subsequent to the date of grant, such Option, or the non-qualifying portion thereof, shall be a Nonstatutory Stock Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

b)            Term of Option.  The term of each Option will be stated in the Award Agreement.  In the case of any Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement.  Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

c)            Option Exercise Price and Consideration.

i.             Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

• In the case of an Incentive Stock Option:

o             granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant;

o             granted to any Employee other than an Employee described in the paragraph  immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

• In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

ii.            Transferability. Notwithstanding as otherwise provided in Section 12, an Incentive Stock Option will not be transferable other than by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by such Participant or his guardian or legal representative.

iii.           Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

iv.           Form of Consideration.  The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

d)            Exercise of Option.

i.             Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

ii.            Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and cancelled.  If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate.

iii.           Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and cancelled.  If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate.

iv.           Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death.  Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and cancelled.  If the Option is not so exercised within the time specified herein, the Option will terminate.

v.            Prohibition on Repricing. Except as otherwise provided in Section 13, without the prior approval of stockholders of the Company: (A) the exercise price of an Option may not be reduced, directly or indirectly, (B) an Option may not be cancelled in exchange for cash, other Awards, or Options with an exercise or base price that is less than the exercise price of the original Option, and (C) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

vi.           Tolling Expiration.  A Participant’s Award Agreement may also provide that:

• If the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death) would result in liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b) of the Exchange Act.

• If the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.            Restricted Stock.

a)            Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

b)            Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

c)            Transferability.  Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d)            Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

e)            Removal of Restrictions.  Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

f)             Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

g)            Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

h)            Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.            Restricted Stock Units.

a)            Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator.  After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

b)            Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Administrator may set vesting criteria based upon continued employment or service and/or the achievement of Company-wide, divisional, business unit, or individual goals or any other basis determined by the Administrator in its discretion.

c)            Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payment in respect of the underlying Shares as determined by the Administrator.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

d)            Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made at such times as determined by the Administrator and set forth in the Award Agreement.  The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

e)            Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited and cancelled.

9.            Performance Units and Performance Shares.

a)            Grant of Performance Units/Shares.  Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion.  The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

b)            Value of Performance Units/Shares.  Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant.  Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

c)            Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued employment or service as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers.  The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.”  Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals or any other basis determined by the Administrator in its discretion. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, may be based on a ratio or separate calculation of any performance criteria and may be made relative to an index, one or more of the performance goals themselves, a previous period’s results or to a designated comparison group.  Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices.  If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the performance objectives or the related level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.

d)            Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payment in respect of units/Shares underlying the Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.  After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

e)            Form and Timing of Payment of Performance Units/Shares.  Payment of earned Performance Units/Shares will be made at such times as determined by the Administrator and set forth in the Award Agreement.  The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

f)             Cancellation of Performance Units/Shares.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited and cancelled.

10.         Other Share-Based Awards.  The Administrator is authorized, subject to limitations under Applicable Law, to grant Other Share-Based Awards.  The Administrator shall determine the terms and conditions of such Awards.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement, broker-assisted cashless exercise or any combination thereof, as the Administrator shall determine; provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right.

11.         Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12.         Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution or to a trust or estate planning vehicle (provided that such trust or estate planning vehicle is approved by the Administrator), and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.         Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a)            Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, separation, rights offering, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, or in the event that there are changes in Applicable Laws, regulations or accounting principles, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, subject to compliance with Section 409A of the Code and other Applicable Law, adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the terms and conditions of any outstanding Award and the numerical Share limits in Section 3 of the Plan.

b)            Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c)            Change in Control.  Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply unless otherwise provided in the most recently executed award agreement between the Service Provider and the Company, or specifically prohibited under applicable laws including, without limitation, Section 409A of the Code, or by the rules and regulations of any applicable governmental agencies or national securities exchanges or quotation systems:

i.             In the event that (i) with respect to Awards assumed by the surviving entity of the Change in Control (the “Surviving Entity”) or otherwise equitably converted or substituted in connection with a Change in Control, in the event of a Service Provider’s death or Disability or in the event a Service Provider’s employment is terminated by the Surviving Entity (or a Parent or a Subsidiary which is his or her employer) for reasons other than Cause or if a Service Provider voluntarily terminates his or her employment for Good Reason within 24 months following a Change in Control, or (ii) the Plan is terminated by the Surviving Entity or an affiliate of the Surviving Entity following a Change in Control without provision for the continuation of outstanding Awards hereunder or equitable conversion or substitution of such Award in connection with the Change in Control in a manner approved by the Administrator, all Awards which have not otherwise expired shall be Accelerated (as defined below). If, upon a Change in Control, awards in other shares or securities are continued or equitably converted or substituted for outstanding Awards pursuant to Section 13.a), and immediately following the Change in Control the Service Provider becomes employed (if the Service Provider was an employee immediately prior to the Change in Control) by the Surviving Entity or any affiliate of the Surviving Entity, or a successor to the Surviving Entity or any affiliate of the Surviving Entity, the Service Provider shall not be treated as having terminated employment or service for purposes of this Section 13 until such time as the Participant’s employment or service with the Surviving Entity, as applicable, is terminated. The terms of this Section 13 shall apply to all Awards except to the extent that an Award Agreement provides for different treatment (in which case the terms of the Award Agreement shall govern and this Section 13.c) shall not be applicable).

ii.            For purposes of this Section 13.c), Awards of a Service Provider being “Accelerated” means, with respect to such Service Provider:

• any and all Options shall become fully vested and immediately exercisable, and shall remain exercisable throughout their entire term; and

• any restriction periods and restrictions imposed on Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Share-Based Awards shall lapse and with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Service Provider or other written agreement between the Service Provider and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

iii.           For the purposes of this Plan, an Award shall be considered assumed by the Surviving Entity or otherwise equitably converted or substituted if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor or subsidiary, the Administrator may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Administrator in its sole discretion and its determination shall be conclusive and binding

d)            Outside Director Awards.  With respect to Awards granted to an Outside Director, in the event of a Change in Control, then the Outside Director will fully vest in and have the right to exercise Options as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units Performance Shares, Performance Units and Other Share-Based Awards will lapse, and, with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Outside Director, or other written agreement between the Outside Director and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

14.         Tax.

a)            Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to the Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

b)            Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld (i.e., net settlement), or (iii) delivering to the Company already-owned Shares having a fair market value not in excess of the maximum statutory amount required to be withheld or (iv) any combination thereof.  The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

c)            Compliance With Section 409A.  Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator.  The Plan, all Awards, and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A to the extent subject thereto and will be construed, interpreted and administered in compliance therewith.  If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict.  Notwithstanding anything in the Plan to the contrary, if any payment or benefit provided to the Participant in connection with the termination of employment is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Participant is determined to be  a “specified employee” as defined in Section 409A(a)(2)(B)(i) of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), then such payment or benefit will not be paid until the first payroll date to occur following the six-month anniversary of such termination or, if earlier, on the Participant’s death (the “Specified Employee Payment Date”). The aggregate of any payments that would otherwise have been paid before the Specified Employee Payment Date will be paid to the participant in a lump sum of the Specified Payment Date and thereafter, any remaining payments will be paid without delay in accordance with their original schedule If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award.  Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company (or any Parent or Subsidiary of the Company, as applicable) be liable for or reimburse a Participant for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by any Participant on account of non-compliance with Section 409A of the Code.

15.         No Effect on Employment or Service.  Neither the Plan nor any Award (nor any vesting schedule contained therein) will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company (or any Parent or Subsidiary of the Company) to terminate such relationship at any time, with or without Cause, to the extent permitted by Applicable Laws.

16.         No Uniformity of Treatment.  No Service Provider, Participant, or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Service Providers, Participants, holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to each recipient.  Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of or any contractual right to receive future grants, or benefits in lieu of grants, even if Awards have been granted in the past.  The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

17.         Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.         Term of Plan.  Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board.  It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19.         Amendment and Termination of the Plan.

a)            Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan and the Administrator may at any time waive any conditions or rights under, amend any terms of, or amend, alter, suspend or terminate any Award granted thereunder, prospectively or retroactively, without the consent of any relevant Participant or beneficiary of an Award, subject to Section 19.c); provided, that to the extent required by the Code or the rules of the NASDAQ Stock Market, such other exchange upon which the Company’s Common Stock is either quoted or traded, or the SEC, stockholder approval shall be required for any material amendment of this Plan.

b)            Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c)            Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan or any Award will materially adversely impair the rights of any Participant or beneficiary under any Award theretofore granted under the Plan, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company except (x) to the extent any such action is made to cause the Plan to comply with Applicable Law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 22.  The Administrator shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 13) affecting the Company, or the financial statements of the Company, or of changes in Applicable Laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.         Conditions Upon Issuance of Shares.

a)            Legal Compliance.  Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b)            Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Grantee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 18 shall be conclusive and binding on all persons. Without limiting the generality of Section 6, certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear a restrictive legend, substantially in the following form, and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

“THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”

c)            Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

d)            Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.         Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. federal or state law, any non-U.S. law, or the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22.         Forfeiture Events.

a)            All Awards granted under the Plan will be subject to recoupment under any clawback policy that the Company has in place from time to time, including any policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws.  The Administrator may, to the extent permitted by Applicable Laws and stock exchange rules or by any applicable policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to a Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.  In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate including, but not limited to a reacquisition right regarding previously acquired Shares or other cash or property.  Unless this Section 22 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Subsidiary.

b)            The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but will not be limited to, termination of such Participant’s status as a Service Provider for cause or any specified action or inaction by a Participant, whether before or after the date Participant is no longer a Service Provider, that would constitute cause for termination of such Participant’s status as a Service Provider.

c)            If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under securities laws, any Participant who (1) knowingly or through gross negligence engaged in the misconduct or who knowingly or through gross negligence failed to prevent the misconduct or (2) is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, must reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

23.         Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

24.         Miscellaneous.

a)            Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

b)            If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.

c)            Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person.  To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

d)            No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

e)            Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Administrator, be necessary or desirable to recognize differences in local law, tax policy or custom.  The Administrator also may impose conditions on the exercise or vesting of Awards in order to minimize the Administrator’s obligation with respect to tax equalization for Participants on assignments outside their home country.

f)             Language.  If the Participant receives an Award Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version of such Award Agreement or such other document will control.

g)            Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company, any Affiliate, nor the Administrator, nor any person acting on behalf of any of them, shall be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of an Award to satisfy the requirements of Section 409A or by reason of Section 4999 of the Code; provided, that nothing in this section shall limit the ability of the Administrator or the Company to provide by separate express written agreement with a Participant for a gross-up payment other payment in connection with any such tax or additional tax.

25.         Successors and Assigns.  The terms of the Plan shall be binding upon and inure to the benefit of the Company and any assignee or successor entity, including any successor entity contemplated by Section 13.c).

26.         Data Protection.

a)            Personal Data Processing.  By participating in the Plan, the Participant hereby explicitly and unambiguously consents to the collection, use disclose, and transfer, in electronic or other form  and otherwise process certain personal information about the Participant including, but not limited to, the Participant’s Data, or other personal information as described in an Award Agreement or any other grant materials or as otherwise provided to the Company or any Parent, Subsidiary or affiliate for the purpose of implementing, administering and managing the Plan. Participant understands that Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Company, details of all entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”). Any such processing will be carried out in accordance with the Company’s legitimate interest in administering the Plan and using commercially reasonable efforts to comply with applicable data protection laws.  A Participant’s failure or refusal to provide or update such Participant’s Data (or to agree to the terms and conditions of the Plan) may result in the Company being unable to administer the Plan in respect of such Participant.  A Participant’s Data will be retained by the Company for as long as such Participant holds Awards and/or Shares in the Company, and thereafter, to the extent necessary to fulfill lawful purposes or as long as required by applicable law, which is generally seven (7) years.  These purposes include:

i.             administering and maintaining Participant records;

ii.            providing information to future purchasers or merger partners of the Company or any affiliate, or the business in which the Participant works; and

iii.           transferring information about the Participant to any country or territory that may not provide the same protection for the information as the Participant’s home country.

b)            Disclosure.  The Company may transfer a Participant’s Data amongst its Parent, Subsidiaries or affiliates and service providers, acting as processors or joint data controllers, including any stock plan administrator (the “Stock Plan Administrator”) that is an independent service provider assisting the Company with the implementation, administration and management of the Plan. Participant understands that the Stock Plan Administrator may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. The Stock Plan Administrator may open an account for a Participant to receive and trade Shares.  A Participant may be asked to acknowledge, or agree to, separate terms and data processing practices with the Stock Plan Administrator.  In the future, the Company may select a different service provider or additional service providers and share Data with such other provider(s) serving the Company in a similar manner.

c)            Participant Consent.  Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that Company would not be able to grant Participant equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

d)            Data Subject Rights.  Subject to the nature of the data, the purpose and nature of the processing, and any lawful bases of the Company, the Participant understands that he or she may have a number of rights under data privacy laws in the Participant’s jurisdiction.  Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to or copies of Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or (viii) receive a list with the names and addresses of any potential recipients of the Participant’s Data.  To receive clarification regarding these rights or to exercise these rights, the Participant may contact the Company.

e)            Data Controller.  The data controller is USIO, Inc., located and can be contacted at 3611 Paesano’s Parkway, Suite 300, San Antonio, TX 78231.

27.         Electronic Delivery and Acceptance.  The Company may, in its sole discretion, decide to deliver any documents related to the Awards granted under the Plan or future Awards that may be granted under the Plan by electronic means or request the Participant’s consent to participate in the Plan by electronic means.  By participating in the Plan, the Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

28.         Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of Texas, without application of the conflicts of law principles thereof.

29.         Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect Participant’s ability to acquire or sell the Shares or rights to Shares under the Plan during such times as Participant is considered to have “material nonpublic information” regarding the Company. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. Participant acknowledges that it is Participant’s responsibility to comply with any applicable restrictions, and Participant is advised to speak to Participant’s personal advisor on this matter.

30.         Severability.  If any provision of the Plan or the application of any provision hereof to any person or circumstance is held to be invalid or unenforceable, the remainder of the Plan and the application of such provision to any other person or circumstance shall not be affected, and the provisions so held to be unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.

APPENDIX B - PROXY CARD

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 9, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 9, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73906-P32101

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

USIO, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Director

Class II Nominee:	**For**	**Withhold**
1a. Elizabeth Michelle Miller (Term Ending 2028)	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

V73907-P32101

USIO, INC.
Annual Meeting of Stockholders
June 10, 2025 10:00 AM, CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Louis A. Hoch and Michael White, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of USIO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CDT on June 10, 2025, at Usio's offices located at 3611 Paesanos Parkway, Suite 300, San Antonio, Texas 78231, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side